                                                                    EXHIBIT 10.5
                                CREDIT AGREEMENT

                                     AMONG

                           ENSERCH EXPLORATION, INC.
                                  AS BORROWER,


                   TEXAS COMMERCE BANK NATIONAL ASSOCIATION,
                            AS ADMINISTRATIVE AGENT,

                        THE CHASE MANHATTAN BANK, N.A.,
                              AS SYNDICATION AGENT

                                 CHEMICAL BANK,
                                AS AUCTION AGENT

                                      AND

                  THE LENDERS NOW OR HEREAFTER PARTIES HERETO



                            DATED AS OF MAY 1, 1995

TABLE OF CONTENTS



Page


ARTICLE I

DEFINITIONS AND ACCOUNTING MATTERS

Section 1.01  Terms Defined Above..................   1
Section 1.02  Certain Defined Terms................   1
Section 1.03  Accounting Terms and Determinations..  14

ARTICLE II

BORROWINGS

Section 2.01  Committed Loans......................  14
Section 2.02  Borrowings, Continuations and
 Conversions of Committed Loans....................  15
Section 2.03  Changes of Commitments...............  17
Section 2.04  Fees.................................  17
Section 2.05  Several Obligations..................  17
Section 2.06  Notes................................  17
Section 2.07  Prepayments..........................  18
Section 2.08  Lending Offices......................  19
Section 2.09  Competitive Loans....................  19
Section 2.10  Designated Subsidiaries..............  23

ARTICLE III

PAYMENTS OF PRINCIPAL AND INTEREST

Section 3.01  Repayment of Loans...................  23
Section 3.02  Interest.............................  24

ARTICLE IV

PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

Section 4.01  Payments.............................  25
Section 4.02  Pro Rata Treatment...................  25
Section 4.03  Computations.........................  26
Section 4.04  Non-receipt of Funds by the
 Administrative Agent..............................  26
Section 4.05  Sharing of Payments, Etc.............  26
Section 4.06  Taxes................................  27

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ARTICLE V

CAPITAL ADEQUACY, ADDITIONAL COSTS, ETC.

Section 5.01  Additional Costs.....................  30
Section 5.02  Limitation on Eurodollar Loans.......  31
Section 5.03  Illegality...........................  31
Section 5.04  Base Rate Loans Pursuant to Sections
5.02 and 5.03......................................  31
Section 5.05  Compensation.........................  32

ARTICLE VI

CONDITIONS PRECEDENT

Section 6.01  Initial Funding......................  32
Section 6.02  Initial and Subsequent Loans.........  33
Section 6.03  Loans to Designated Subsidiaries.....  33

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

Section 7.01  Corporate Existence..................  34
Section 7.02  Financial Condition..................  35
Section 7.03  Litigation...........................  35
Section 7.04  No Breach............................  35
Section 7.05  Authority............................  35
Section 7.06  Approvals............................  36
Section 7.07  Use of Loans.........................  36
Section 7.08  ERISA................................  36
Section 7.09  Taxes................................  37
Section 7.10  Titles, etc..........................  37
Section 7.11  No Material Misstatements............  38
Section 7.12  Investment Company Act...............  38
Section 7.13  Public Utility Holding Company Act...  38
Section 7.14  Subsidiaries and Partnerships........  38
Section 7.15  Location of Business and Offices.....  38
Section 7.16  Defaults.............................  38
Section 7.17  Environmental Matters................  39
Section 7.18  Compliance with Laws.................  40
Section 7.19  Pari Passu...........................  40

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ARTICLE VIII

AFFIRMATIVE COVENANTS

Section 8.01  Financial Statements.................  40
Section 8.02  Litigation...........................  42
Section 8.03  Maintenance, Etc.....................  42
Section 8.04  Environmental Matters................  43
Section 8.05  Further Assurances...................  43
Section 8.06  ERISA Information and Compliance.....  43
Section 8.07  Lease Payments.......................  44
Section 8.08  Subsidiary Guaranty Agreements.......  44

ARTICLE IX

NEGATIVE COVENANTS

Section 9.01  Debt to Capital Ratio................  45
Section 9.02  Liens................................  45
Section 9.03  Investments, Loans and Advances......  47
Section 9.04  Dividends, Distributions and
 Redemptions.......................................  47
Section 9.05  Nature of Business...................  47
Section 9.06  Mergers, Etc.........................  47
Section 9.07  Proceeds of Notes....................  48
Section 9.08  ERISA Compliance.....................  48
Section 9.09  Environmental Matters................  49
Section 9.10  Transactions with Affiliates.........  49
Section 9.11  Restrictive Dividend Agreements......  49

ARTICLE X

EVENTS OF DEFAULT; REMEDIES

Section 10.01  Events of Default...................  49
Section 10.02  Remedies............................  51

ARTICLE XI

THE ADMINISTRATIVE AGENT

Section 11.01  Appointment, Powers and Immunities..  52
Section 11.02  Reliance by Agent...................  53
Section 11.03  Defaults............................  53
Section 11.04  Rights as a Lender..................  53
Section 11.05  INDEMNIFICATION.....................  53
Section 11.06  Non-Reliance on the Agents and other
 Lenders...........................................  54

Section 11.07  Action by Agent.......................  54
Section 11.08  Resignation or Removal of the Agents..  55

ARTICLE XII

MISCELLANEOUS

Section 12.01  Waiver................................  55
Section 12.02  Notices...............................  56
Section 12.03  Payment of Expenses, Indemnities, etc.  56
Section 12.04  Amendments, Etc.......................  58
Section 12.05  Successors and Assigns................  59
Section 12.06  Assignments and Participations........  59
Section 12.07  Invalidity............................  60
Section 12.08  Counterparts..........................  60
Section 12.09  References............................  60
Section 12.10  Survival..............................  61
Section 12.11  Captions..............................  61
Section 12.12  NO ORAL AGREEMENTS....................  61
Section 12.13  GOVERNING LAW; SUBMISSION TO
 JURISDICTION........................................  61
Section 12.14  Interest..............................  62
Section 12.15  Confidentiality.......................  63
Section 12.16  Effectiveness.........................  64
Section 12.17  EXCULPATION PROVISIONS................  64

Annex 1   - List of Commitments
Exhibit A - Form of Committed Note
Exhibit B - Form of Competitive Note
Exhibit C - Form of Competitive Bid Request
Exhibit D - Form of Notice to Lenders of Competitive Bid Request
Exhibit E - Form of Competitive Bid
Exhibit F - Form of Competitive Bid Administration Questionnaire
Exhibit G - Form of Borrowing, Continuation and Conversion Request
Exhibit H - Form of Compliance Certificate
Exhibit I - Form of Legal Opinion of Counsel for the Company
Exhibit J - Form of Legal Opinion of Counsel for the Designated Subsidiary Exhibit K - Form of Assignment Agreement
Exhibit L - Form of Notice of Designation of Designated Subsidiaries Exhibit M - Form of Permitted Subordinated Debt Subordination Provisions Exhibit N - Form of Legal Opinion of Counsel for the Subsidiary Guarantor

Schedule 1.02  - Capital and Operating Lease Obligations
Schedule 7.02  - Liabilities
Schedule 7.03  - Litigation
Schedule 7.09  - Taxes

Schedule 7.10  - Titles, etc.
Schedule 7.14  - Subsidiaries and Partnerships
Schedule 7.17  - Environmental Matters

  THIS CREDIT AGREEMENT dated as of May 1, 1995 is among: ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the lenders that is a signatory hereto or which becomes a signatory hereto as provided in Section 12.06 (individually, together with its successors and assigns, a "Lender" and, collectively, the "Lenders"); TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, "TCB"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); CHEMICAL BANK, a New York banking corporation (in its individual capacity, "Chemical"), as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and THE CHASE MANHATTAN BANK, N.A., a national association (in its individual capacity, "Chase"), as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent").

  R E C I T A L S

 A. The Company has requested that the Lenders provide certain loans to the Company and to certain of its subsidiaries; and

 B. The Lenders have agreed to make such loans subject to the terms and conditions of this Agreement.

 C. In consideration of the mutual covenants and agreements herein contained and of the loans and commitments hereinafter referred to, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING MATTERS

  Section 1.01 Terms Defined Above. As used in this Agreement, the terms "Administrative Agent," "Auction Agent," "Company," "Chase," "Chemical," "Lender," "Lenders," "Syndication Agent," and "TCB" shall have the meanings indicated above.

  Section 1.02 Certain Defined Terms. As used herein, the following terms shall have the following meanings (all terms defined in this Article I or in other provisions of this Agreement in the singular to have the same meanings when used in the plural and vice versa):

  "Additional Costs" shall have the meaning assigned such term in
Section 5.01(a).

  "Affected Loans" shall have the meaning assigned such term in Section
5.04.

  "Affiliate" shall mean with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, such Person. For purposes of the foregoing definition, "control" means the direct or indirect ownership of more than 50% of the outstanding capital stock or other equity interests having ordinary voting power.

  "Agents" shall mean the Administrative Agent, the Syndication Agent and/or the Auction Agent.

  "Agreement" shall mean this Credit Agreement, as the same may from time to time be amended or supplemented.

  "Aggregate Commitments" at any time shall equal the sum of the Commitments of the Lenders ($350,000,000), as the same may be reduced pursuant to Section 2.03(a).

  "Applicable Lending Office" shall mean, for each Lender, the lending office of such Lender (or an Affiliate of such Lender) designated for each Type of Loan on the signature pages hereof or such other offices of such Lender (or of an Affiliate of such Lender) as such Lender may from time to time specify to the Administrative Agent and the Company as the office by which its Loans of such Type are to be made and maintained.

  "Applicable Margin" shall mean the following rates per annum as are applicable based upon the Debt to Capital Ratio calculated as of the last day of a fiscal quarter of the Company to be effective for any Committed Loan outstanding or for the facility fee during the period from the Financial Statement Delivery Date following such fiscal quarter to but not including the next succeeding Financial Statement Delivery Date:


DEBT TO CAPITAL RATIO
---------------------
40%  45%   50%
BUT  BUT   BUT
40%  45%   50%   55%   55%
---  ---   ---   ---
  Facility Fee  .150%  .175%  .200%  .225%  .250%
  Eurodollar Loans   .350%  .425%  .500%  .575%  .750%
  Base Rate Loans  0% 0% 0% 0% 0%

  "Assignment" shall have the meaning assigned such term in Section
12.06(b).

  "Base Rate" shall mean, with respect to any Base Rate Loan, for any day, the higher of (i) the Federal Funds Rate for any such day plus 1/2 of
1%
 or (ii) the Prime Rate for such day. Each change in any interest rate provided for herein based upon the Base Rate resulting from a change in the Base Rate shall take effect at the time of such change in the Base Rate.

  "Base Rate Loans" shall mean Loans that bear interest at rates based upon the Base Rate.

  "Benefit Plan" shall mean any employee pension benefit plan, as defined in section 3(2) of ERISA (other than a Multiemployer Plan), which
(a) is currently or hereafter sponsored, maintained or contributed to by the Company, a Subsidiary or an ERISA Affiliate or (b) was at any time during the six preceding years, sponsored, maintained or contributed to by the Company, a Subsidiary or an ERISA Affiliate.

  "Borrowing" shall mean a borrowing pursuant to a Borrowing Request or a Competitive Bid Request or a continuation or a conversion pursuant to
Section 2.02 consisting, in each case, of the same Type of Loans having, in the case of Eurodollar Loans and Fixed Rate Loans, the same Interest Period.

  "Borrowing Request" shall mean a request for a Borrowing of Committed Loans pursuant to Section 2.02, substantially in the form attached as Exhibit G.

  "Business Day" shall mean any day other than a day on which commercial banks are authorized or required to close in New York, New York, Dallas, Texas, or at the location of the Principal Office and, where such term is used in the definition of "Quarterly Date" or if such day relates to a Borrowing or continuation of, a payment or prepayment of principal of or interest on, or a conversion of or into, or the Interest Period for, a Eurodollar Loan or a notice by the Company with respect to any such Borrowing or continuation, payment, prepayment, conversion or Interest Period, any day which is also a day on which dealings in Dollar deposits are carried out in the London interbank market.

  "Capital Lease Obligations" shall mean, as to the Company or any Subsidiary, the obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a liability for a capital lease on a balance sheet of such Person in accordance with GAAP and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof.

  "Closing Date" shall mean the as of date of this Agreement set forth in the first paragraph hereof.

  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

  "Commitment" shall mean, for any Lender, its obligation to make
Committed Loans up to the amount set forth opposite such Lender's name on Annex 1 under the caption "Commitments" (as the same may be reduced pursuant to Section 2.03(a) pro rata to each Lender based on its Percentage Share) as modified from time to time to reflect any assignments permitted by Section 12.06(b).

  "Committed Loan" shall mean a Loan made pursuant to Section 2.01.

  "Committed Note" shall mean for each Obligor a promissory note of such Obligor described in Section 2.06(a) payable to any Lender and being substantially in the form of Exhibit A, evidencing the aggregate Indebtedness of such Obligor to such Lender resulting from Committed Loans made by such Lender, together with all renewals, extensions, modifications and replacements thereof and substitutions therefor.

  "Competitive Bid" shall mean an offer by a Lender to make a Competitive Loan pursuant to Section 2.09.

  "Competitive Bid Administrative Questionnaire" shall mean a questionnaire in the form of Exhibit F.

  "Competitive Bid Rate" shall mean, as to any Competitive Bid made by a Lender pursuant to Section 2.09, (a) in the case of a Eurodollar Loan, the Margin (which will be added to or subtracted from the Eurodollar Rate) and (b) in the case of a Fixed Rate Loan, the fixed rate of interest, in each case, offered by the Lender making such Competitive Bid.

  "Competitive Bid Request" shall have the meaning assigned such term in
Section 2.09.

  "Competitive Loans" shall mean the loans provided for in Section 2.09.

  "Competitive Note" shall mean for each Obligor a promissory note of such Obligor described in Section 2.06(b) payable to any Lender and being substantially in the form of Exhibit B, evidencing the aggregate
Indebtedness of such Obligor to such Lender resulting from Competitive Loans made by such Lender, together with all renewals, extensions, modifications and replacements thereof and substitutions therefor.

  "Consolidated Subsidiaries" shall mean each Subsidiary (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Company in accordance with GAAP.

  "Debt" shall mean, for the Company or any Subsidiary the sum of the following (without duplication): (i) all obligations for borrowed money or evidenced by bonds, debentures, mandatorily redeemable preferred stock with maturities before the Revolving Credit Termination Date, notes or other similar instruments (excluding interest, fees and charges); (ii) all obligations in respect of bankers' acceptances, unreimbursed drawings on letters of credit, surety or other bonds; (iii) all Capital Lease Obligations, but excluding such Capital Lease Obligations in existence as of the Closing Date and set forth on Schedule 1.02 and any renewals and rearrangements, but not increases in the amount thereof; (iv) all Operating Lease Obligations, but excluding such Operating Lease Obligations in existence as of the Closing Date and set forth on Schedule
1.02 and any renewals and rearrangements and increases up to an additional 15% in the amount thereof; (v) all financial guaranties in respect of Debt of unconsolidated Affiliates and unrelated Persons; (vi) all obligations secured by a Lien on any asset, whether or not such Debt is assumed, but excluding obligations secured by Liens permitted by Sections 9.02(c), (e),
(f), (h), (i), (j), (k) and (l); (vii) all production payments in connection with oil and gas properties; and (viii) all Debt of Special Entities to the extent the Company or any Subsidiary is liable for such Debt under GAAP or such Debt is reflected on the consolidated balance sheet of the Company or any Subsidiary. "Debt" shall not include Permitted Subordinated Debt.

  "Debt to Capital Ratio" shall have the meaning assigned such term in
Section 9.01.

  "Default" shall mean an Event of Default or an event which with notice or lapse of time or both would become an Event of Default.

  "Designated Subsidiary" shall mean a Subsidiary during the period that it has been designated by the Company pursuant to Section 2.10 to have the right to borrow hereunder.

  "Dollars" and "$" shall mean lawful money of the United States of America.

  "Effective Date" shall mean the date on which (i) each of the conditions precedent set forth in Article VI has been satisfied or waived by each of the Lenders and (ii) the conditions to effectiveness set forth in Section 12.16 have been satisfied. Subject to Section 6.01, the Effective Date and Closing Date may be the same date.

  "Environmental Laws" shall mean any and all Governmental Requirements pertaining to health or the environment in effect in any and all jurisdictions in which the Company or any Subsidiary is conducting or at any time has conducted business, or where any Property of the Company or any Subsidiary is located, including without limitation, the Oil Pollution Act of 1990, as amended, ("OPA"), the Clean Air Act, as amended, the Comprehensive Environmental, Response, Compensation, and Liability Act of 1980, as amended, ("CERCLA"), the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and Recovery Act of 1976, as amended, ("RCRA"), the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, the Hazardous Materials Transportation Act, as amended, and other environmental conservation or protection laws. The term "oil" shall have the meaning specified in OPA, the terms "hazardous substance" and "release" (or "threatened release") shall have the meanings specified in CERCLA, and the terms "solid waste" and "disposal" (or "disposed") shall have the meanings specified in RCRA; provided, however, that (i) in the event either OPA, CERCLA or RCRA is amended so as to broaden the meaning of any term defined thereby, such broader meaning shall apply subsequent to the effective date of such amendment and (ii) to the extent the laws of the state in which any Property of the Company or any Subsidiary is located establish a meaning for "oil," "hazardous substance," "release," "solid waste" or "disposal" which is broader than that specified in either OPA, CERCLA or RCRA, such broader meaning shall apply.

  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and any successor statute.

  "ERISA Affiliate" shall mean each trade or business (whether or not incorporated) which together with the Company or a Subsidiary would be deemed to be a "single employer" within the meaning of section 4001(b)(1) of ERISA or subsections (b), (c), (m) or (o) of section 414 of the Code.

  "ERISA Event" shall mean (i) a "Reportable Event" described in section 4043 of ERISA and the regulations issued thereunder (other than a "Reportable Event" not subject to the provision for 30-day notice to the
PBGC), (ii) the withdrawal of the Company, a Subsidiary or any ERISA Affiliate from a Plan during a plan year in which it was a "substantial employer" as defined in section 4001(a)(2) of ERISA, (iii) the filing of a notice of intent to terminate a Plan or the treatment of a Plan amendment as a termination under section 4041 of ERISA, (iv) the institution of proceedings to terminate a Plan by the PBGC, (v) any other event or condition which might constitute grounds under section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan or (vi) the partial or complete withdrawal of the Company, a Subsidiary or any ERISA Affiliate from a Multiemployer Plan.

  "Eurodollar Loans" shall mean Loans the interest rates on which are determined on the basis of rates referred to in the definition of "Eurodollar Rate".

  "Eurodollar Rate" shall mean, with respect to any Eurodollar Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) quoted by the Administrative Agent at approximately 11:00 a.m. London time (or as soon thereafter as practicable) two (2) Business Days prior to the first day of the Interest Period for such Loan for the offering by the Administrative Agent to leading banks in the London interbank market of Dollar deposits having a term comparable to such Interest Period and in an amount comparable to the principal amount of the Eurodollar Loan, if a Committed Loan, to be made by the Administrative Agent for such Interest Period, or, if a Competitive Loan, requested for such Interest Period.

  "Event of Default" shall have the meaning assigned such term in
Section 10.01.

  "Federal Funds Rate" shall mean, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight federal funds transactions with a member of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (i) if the date for which such rate is to be determined is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (ii) if such rate is not so published for any day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent on such day on such transactions as determined by the Administrative Agent.

  "Fee Letter" shall mean collectively that certain letter agreement from the Company to the Administrative Agent and the Syndication Agent dated April 4, 1995 and that certain letter agreement from the Company to the Auction Agent, both letters concerning certain fees in connection with this Agreement and any agreements or instruments executed in connection therewith, as the same may be amended or replaced from time to time.

  "Financial Statement Delivery Date" means the date on which the quarterly or annual financial statements of the Company are delivered pursuant to Section 8.01(a) or (b), as the case may be.

  "Financial Statements" shall mean the financial statement or statements of the Company and its Consolidated Subsidiaries described or referred to in Section 7.02.

  "Fixed Rate Loan" shall mean any Competitive Loan made by a Lender pursuant to Section 2.09 bearing interest based upon an actual percentage rate per annum offered by such Lender (as opposed to a Margin over the Eurodollar Rate) and accepted by the Company.

  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any Person exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

  "Governmental Requirement" shall mean any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement (whether or not having the force of law), including, without limitation, Environmental Laws, energy regulations and occupational, safety and health standards or controls, of any Governmental Authority.

  "Guarantors" shall mean the Company and the Subsidiary Guarantors.

  "Guaranty Agreements" shall mean the Parent Guaranty Agreement and the Subsidiary Guaranty Agreements.

  "Highest Lawful Rate" shall mean, with respect to each Lender, the maximum nonusurious interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged or received on the Notes or on other Indebtedness under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect and which allow a higher maximum nonusurious interest rate than applicable laws now allow.

  "Indebtedness" shall mean any and all amounts owing or to be owing by the Obligors to the Administrative Agent and/or Lenders in connection with the Loan Documents and all renewals, extensions and/or rearrangements of any of the above.

  "Indemnified Parties" shall have the meaning assigned such term in
Section 12.03(b).

  "Indemnity Matters" shall mean any and all actions, suits, proceedings (including any investigations, litigation or inquiries), claims, demands and causes of action made or threatened against a Person and, in connection therewith, all losses, liabilities, damages (including, without limitation, punitive damages except those arising from the gross negligence or wilful misconduct of such Indemnified Party) or reasonable costs and expenses of any kind or nature whatsoever incurred by such Person whether caused by the negligent acts or omissions of such Person seeking indemnification.

  "Initial Funding" shall mean the funding of the initial Loans pursuant to Section 6.01.

  "Interest Period" shall mean, (a) with respect to any Eurodollar Loan, the period commencing on the date such Eurodollar Loan is made and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Company may select as provided in
Section 2.02 (or such longer period as may be requested by the Company and agreed to by the Majority Lenders), except that each Interest Period which commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month; and (b) with respect to any Fixed Rate Loan, the period commencing on the date such Fixed Rate Loan is made and ending on the date set forth in the Competitive Bid in which the offer to make such Fixed Rate Loan was extended.

  Notwithstanding the foregoing: (i) no Interest Period may commence before and end after the Revolving Credit Termination Date; (ii) each Interest Period which would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, for Eurodollar Loans, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business Day); (iii) no Interest Period for Eurodollar Loans shall have a duration of less than one month and, if the Interest Period for any Eurodollar Loans would otherwise be for a shorter period, such Loans shall not be available hereunder; and
(iv) no Interest Period for Fixed Rate Loans shall have a duration of less than one (1) day nor more than 365 days.

  "Lien" shall mean any interest in Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on the common law, statute or contract, and whether such obligation or claim is fixed or contingent, and including but not limited to (i) the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes or (ii) production payments and the like payable out of Properties. For the purposes of this Agreement, the Company or any Subsidiary shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, or leases under a financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person in a transaction intended to create a financing.

  "Loan Documents" shall mean this Agreement, the Notes, the Borrowing Requests, the Competitive Bid Requests, the Fee Letter, the Guaranty Agreements and the Notices of Designation of Designated Subsidiaries.

  "Loans" shall mean Committed Loans or Competitive Loans.

  "Majority Lenders" shall mean, at any time while no Committed Loans are outstanding, Lenders having at least fifty-one percent (51%) of the Aggregate Commitments and, at any time while Committed Loans are outstanding, Lenders holding at least fifty-one percent (51%) of the outstanding aggregate principal amount of the Committed Loans (without regard to any sale by a Lender of a participation in any Loan under
Section 12.06(c)).

  "Margin" shall mean, as to any Competitive Bid relating to a Eurodollar Loan, the margin (expressed as a percentage rate per annum) to be added to or subtracted from the Eurodollar Rate in order to determine the interest rate payable to such Lender with respect to such Eurodollar Loan.

  "Material Adverse Effect" shall mean any material and adverse change in the financial condition, business or results of operations of the Company and its Subsidiaries taken as a whole which makes them unable to perform their obligations under the Loan Documents.

  "Multiemployer Plan" shall mean a multiemployer plan as defined in section 3(37) or 4001(a)(3) of ERISA which is, or within the six preceding years was, contributed to by the Company, a Subsidiary or an ERISA Affiliate.

  "Net Worth" shall mean, as at any date, the sum of the following for the Company and its Consolidated Subsidiaries determined (without duplication) in accordance with GAAP:

  (i) the amount of preferred stock (excluding mandatorily redeemable preferred stock) and common stock at par plus the amount of paid in capital of the Company, plus

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

  (ii) the amount of retained earnings (or, in the case of a retained earnings deficit, minus the amount of such deficit), minus

  (iii) the cost of treasury shares, minus

  (iv)  unamortized restricted stock compensation, plus

  (v) foreign currency translation adjustment gains (or minus losses), plus

  (vi) any other additions (or minus any other deductions) to the net worth of the Company required by GAAP.

  "Notes" shall mean the Committed Notes and the Competitive Notes.

  "Notice of Designation of Designated Subsidiaries" shall be substantially in the form of Exhibit L and delivered pursuant to Section 6.03.

  "Obligor" shall mean either the Company or any Designated Subsidiary.

  "Operating Lease Obligations" shall mean, as to the Company or any Subsidiary, the obligations of such person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) real and/or personal property which obligations are not required to be classified and accounted for as a liability for a capital lease on a balance sheet of such Person and, for purposes of this Agreement, the amount of such obligations shall be the discounted present value of the lease payments, discounted in the same manner a capital lease would be discounted according to GAAP.

  "Other Taxes" shall have the meaning assigned such term in Section
4.06(b).

  "Parent Guaranty Agreement" shall mean the Guaranty Agreement of even date with this Agreement executed by the Company guaranteeing the Indebtedness of the Designated Subsidiaries as such agreement may be amended, supplemented or restated from time to time.

 "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

  "Percentage Share" shall mean the percentage of the Aggregate
Commitments to be provided by a Lender under this Agreement as indicated on Annex 1 hereto, as modified from time to time to reflect any assignments permitted by Section 12.06(b).

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

  "Permitted Subordinated Debt" shall mean Debt of the Company or a Subsidiary owing to the Company, ENSERCH Corporation or another Subsidiary subordinated to the Indebtedness on terms substantially similar to the terms set forth in Exhibit M or on terms and pursuant to documentation acceptable to the Administrative Agent and the Syndication Agent.

  "Person" shall mean any individual, corporation, company, limited liability company, voluntary association, partnership, joint venture, trust, unincorporated organization or government or any agency, instrumentality or political subdivision thereof, or any other form of entity.

  "Plan" shall mean each Benefit Plan and Multiemployer Plan.

  "Post-Default Rate" shall mean, in respect of any principal of any Loan which is not paid when due (whether at stated maturity, by acceleration or otherwise), a rate per annum during the period commencing on the due date until such amount is paid in full or the default is cured or waived equal to 2% per annum plus the Base Rate as in effect from time to time plus the Applicable Margin (if any), but in no event to exceed the Highest Lawful Rate provided that, if such amount in default is principal of a Eurodollar Loan or a Fixed Rate Loan, the "Post-Default Rate" for such principal shall be, for the period commencing on the due date and ending on the last day of the Interest Period therefor, 2% per annum plus the applicable interest rate for such Loan as provided in Section 3.02(b),
(c) or (d), but in no event to exceed the Highest Lawful Rate.

  "Prime Rate" shall mean the rate of interest from time to time announced publicly by the Administrative Agent at the Principal Office as its prime rate. Such rate is set by the Administrative Agent as a general reference rate of interest, taking into account such factors as the Administrative Agent may deem appropriate, it being understood that many of the Administrative Agent's commercial or other loans are priced in relation to such rate, that it is not necessarily the lowest or best rate actually charged to any customer and that the Administrative Agent may make various commercial or other loans at rates of interest having no relationship to such rate.

  "Principal Office" shall mean the principal office of the Administrative Agent, presently located at 2200 Ross Avenue, Dallas, Texas 75201, Attention: Energy Group.

  "Property" shall mean any interest in any kind of property or asset, whether real, personal or mixed, or tangible or intangible.

  "Quarterly Dates" shall mean the last day of each March, June, September, and December, in each year, the first of which shall be June 30, 1995; provided, however, that if any such day is not a Business Day, such Quarterly Date shall be the next succeeding Business Day.

  "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

  "Regulatory Change" shall mean, with respect to any Lender, any change after the Closing Date in any Governmental Requirement (including Regulation D) or the adoption or making after such date of any interpretations, directives or requests applying to a class of lenders (including such Lender or its Applicable Lending Office) of or under any Governmental Requirement (whether or not having the force of law) by any Governmental Authority charged with the interpretation or administration thereof.

  "Required Payment" shall have the meaning assigned such term in
Section 4.04.

  "Responsible Officer" shall mean, as to the Company or any Subsidiary, the Chief Executive Officer, the President or any Vice President of such Person and, with respect to financial matters, the term "Responsible Officer" shall include the Chief Financial Officer, Controller, Treasurer or Treasury Officer of such Person. Unless otherwise specified, all references to a Responsible Officer herein shall mean a Responsible Officer of the Company.

  "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(a) or 10.02, May 1, 1999.

  "SEC" shall mean the Securities and Exchange Commission or any successor Governmental Authority.

  "Special Entity" shall mean any joint venture, limited liability company, general or limited partnership or any other type of partnership or company in which the Company or one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns at least a majority of the equity of such entity.

  "Subsidiary" shall mean any corporation of which at least a majority of the outstanding shares of stock having by the terms thereof ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by the Company or one or more of its Subsidiaries or by the Company and one or more of its Subsidiaries.

  "Subsidiary Guarantor" shall mean any Subsidiary or Special Entity that has executed a Subsidiary Guaranty Agreement.

  "Subsidiary Guaranty Agreement" shall mean any Guaranty Agreement executed by a Subsidiary or a Special Entity as required by Section 8.08 as such agreement may be amended, supplemented or restated from time to time.

  "Taxes" shall have the meaning assigned such term in Section 4.06(a).

  "Type" shall mean, with respect to any Loan, a Base Rate Loan, Eurodollar Loan or Fixed Rate Loan.

  "Withdrawal Liability" shall have the meaning given such term under
Part I of Subtitle E of Title IV of ERISA.

  Section 1.03 Accounting Terms and Determinations. Unless otherwise specified herein, all accounting terms used herein shall be interpreted, all determinations with respect to accounting matters hereunder shall be made, and all financial statements and certificates and reports as to financial matters required to be furnished to the Administrative Agent or the Lenders hereunder shall be prepared, in accordance with GAAP, applied on a basis consistent with the audited financial statements of the Company referred to in Section 7.02 (except for changes concurred with by the Company's independent public accountants).

 ARTICLE II

 BORROWINGS

  Section 2.01  Committed Loans.

  (a) Loans. Each Lender severally agrees, on the terms of this Agreement, to make Committed Loans to any Obligor during the period from and including (i) the Effective Date or (ii) such later date that such Lender becomes a party to this Agreement as provided in Section 12.06(b), to and up to, but excluding, the Revolving Credit Termination Date in an aggregate principal amount at any one time outstanding and owing by all Obligors up to but not exceeding the amount of such Lender's Commitment as then in effect; provided, however, that the aggregate principal amount of all Committed Loans and Competitive Loans by all Lenders to any or all Obligors at any one time outstanding shall not exceed the Aggregate

Commitments. Subject to the terms of this Agreement, during the period from the Effective Date to and up to, but excluding, the Revolving Credit Termination Date, any Obligor may borrow, repay and reborrow the amount described in this Section 2.01.

  (b) Limitation on Types of Loans. Subject to the other terms and provisions of this Agreement, at the option of the Company, the Committed Loans may be Base Rate Loans or Eurodollar Loans; provided that, without the prior written consent of the Majority Lenders, no more than seven (7) Eurodollar Loans which are Committed Loans to any or all Obligors by any Lender may be outstanding at any time.

  Section 2.02  Borrowings, Continuations and Conversions of Committed
Loans.

  (a) Borrowings. An Obligor shall cause the Company to give the Administrative Agent (which shall promptly notify the Lenders) advance notice as hereinafter provided of each Borrowing of a Committed Loan hereunder, which shall specify the name of the Obligor making such Borrowing; the aggregate amount of such Borrowing, the Type and the date (which shall be a Business Day) of the Committed Loans to be borrowed and (in the case of Eurodollar Loans) the duration of the Interest Period therefor.

  (b) Minimum Amounts. All Borrowings of Base Rate Loans shall be in amounts of at least $10,000,000 or the remaining balance of the Aggregate Commitments, if less, or any whole multiple of $1,000,000 in excess thereof, and all Borrowings in the form of Eurodollar Loans shall be in amounts of at least $10,000,000 or any whole multiple of $1,000,000 in excess thereof.

  (c) Notices. All Borrowings, continuations and conversions of Committed Loans shall require advance written notice to the Administrative Agent (which shall promptly notify the Lenders) in the form of Exhibit G (or telephonic notice promptly confirmed by such a written notice), which in each case shall be irrevocable, from the Company on behalf of an Obligor to be received by the Administrative Agent not later than 10:00 a.m. Central time on the Business Day of each Base Rate Loan borrowing and three Business Days prior to the date of each Eurodollar Loan borrowing, continuation or conversion. Without in any way limiting the Company's obligation to confirm in writing any telephonic notice, the Administrative Agent may act without liability upon the basis of telephonic notice believed by the Administrative Agent in good faith to be from the Company prior to receipt of written confirmation. In each such case, each Obligor hereby waives the right to dispute the Administrative Agent's record of the terms of such telephonic notice except in the case of gross negligence or willful misconduct by the Administrative Agent.

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

  (d) Continuation Options. With respect to Committed Loans and subject to the provisions made in this Section 2.02(d), the Company on behalf of an Obligor may elect to continue all or any part of any Borrowing of Eurodollar Loans beyond the expiration of the then current Interest Period relating thereto by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election, specifying the amount of such Loan to be continued and the Interest Period therefor. In the absence of such a timely and proper election, the Company on behalf of an Obligor shall be deemed to have elected to convert such Eurodollar Loan to a Base Rate Loan pursuant to
Section 2.02(e). All or any part of any Eurodollar Loan may be continued as provided herein, provided that (i) any continuation of any such Loan shall be (as to each Borrowing as continued for an applicable Interest Period) in amounts of at least $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, each Eurodollar Loan shall be converted to a Base Rate Loan on the last day of the Interest Period applicable thereto.

  (e) Conversion Options. With respect to Committed Loans, the Company on behalf of an Obligor may elect to convert all or any part of any Eurodollar Loan on the last day of the then current Interest Period relating thereto to a Base Rate Loan by giving notice as provided in
Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election. Subject to the provisions made in this
Section 2.02(e), the Company on behalf of an Obligor may elect to convert all or any part of any Base Rate Loan at any time and from time to time to a Eurodollar Loan by giving advance notice as provided in Section 2.02(c) to the Administrative Agent (which shall promptly notify the Lenders) of such election. All or any part of any outstanding Base Rate Loan may be converted as provided herein, provided that (i) any conversion of any Base Rate Loan into a Eurodollar Loan shall be (as to each such Borrowing into which there is a conversion for an applicable Interest Period) in amounts of at least $10,000,000 or any whole multiple of $1,000,000 in excess thereof and (ii) no Default shall have occurred and be continuing. If a Default shall have occurred and be continuing, no Base Rate Loan may be converted into a Eurodollar Loan.

  (f) Advances. Not later than 1:00 p.m. (Central time) on the date specified for each Borrowing hereunder, each Lender shall make available the amount of the Committed Loan to be made by it on such date to the Administrative Agent, to an account which the Administrative Agent shall specify, in immediately available funds, for the account of the Company. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company on behalf of an Obligor by depositing the same, in immediately available funds, in an account of the Company, designated by the Company on behalf of an Obligor and maintained at the Principal Office, or to be deposited at the direction of the Company on behalf of an Obligor.

  Section 2.03  Changes of Commitments.

  (a) The Company on behalf of an Obligor shall have the right to terminate or to reduce the amount of the Aggregate Commitments at any time or from time to time upon not less than two (2) Business Days' prior notice to the Administrative Agent (which shall promptly notify the Lenders) of each such termination or reduction, which notice shall specify the effective date thereof and the amount of any such reduction (which shall not be less than $10,000,000 or any whole multiple of $1,000,000 in excess thereof) and shall be irrevocable and effective only upon receipt by the Administrative Agent.

  (b) The Aggregate Commitments once terminated or reduced may not be reinstated.

  Section 2.04  Fees.

  (a) The Company shall pay to the Administrative Agent for the account of each Lender a facility fee on the daily average amount of the Aggregate Commitments (regardless of usage) for the period from and including the Closing Date up to but excluding the earlier of the date the Aggregate Commitments are terminated or the Revolving Credit Termination Date at a rate per annum equal to the amount set forth in the definition of Applicable Margin for the period designated therein. Accrued facility fees shall be payable quarterly in arrears on each Quarterly Date and on the earlier of the date the Aggregate Commitments are terminated or the Revolving Credit Termination Date.

  (b) The Company shall pay to the Administrative Agent for its own account an administration fee of $25,000.00 per annum payable on the Closing Date and each anniversary of the Closing Date during the term of this Agreement.

  Section 2.05 Several Obligations. The failure of any Lender to make any Loan to be made by it on the date specified therefor shall not relieve any other Lender of its obligation to make its Loan on such date, but no Lender shall be responsible for the failure of any other Lender to make a Loan to be made by such other Lender.

  Section 2.06  Notes.

  (a) The Committed Loans made by each Lender to an Obligor shall be evidenced by a single promissory note of such Obligor in substantially the form of Exhibit A, dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b) or (iii) the date that the Company designates a Designated Subsidiary pursuant to Section 2.10, payable to the order of such Lender in a principal amount equal to its Commitment and otherwise duly completed. The date, amount, Type, interest rate and Interest Period, if any, of each Committed Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Committed Note, and, prior to any transfer, endorsed by such Lender on the schedule attached to such Committed Note or any continuation thereof. Failure to make any such notation shall not affect the Obligor's obligations in respect of such Loans, or affect the validity of such transfer by any Lender of such Note.

  (b) The Competitive Loans made by each Lender to an Obligor shall be evidenced by a single promissory note of such Obligor in substantially the form of Exhibit B, dated (i) the Closing Date or (ii) the effective date of an Assignment pursuant to Section 12.06(b) or (iii) the date that the Company designates a Designated Subsidiary pursuant to Section 2.10, payable to the order of such Lender in a principal amount equal to the Aggregate Commitments and otherwise duly completed. The date, amount, Type, interest rate and Interest Period of each Competitive Loan made by each Lender, and all payments made on account of the principal thereof, shall be recorded by such Lender on its books for its Competitive Note, and, prior to any transfer, endorsed by such Lender on the schedule attached to such Competitive Note or any continuation thereof. Failure to make any such notation shall not affect the Obligor's obligations in respect of such Loans, or affect the validity of such transfer by any Lender of such Note.

  Section 2.07  Prepayments.

  (a) Any Obligor may prepay its Base Rate Loans upon prior notice to the Administrative Agent (which shall promptly notify the Lenders), which notice shall specify the prepayment date (which shall be a Business Day) and the amount of the prepayment (which shall be at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof or the remaining aggregate principal balance outstanding on the Notes) and shall be irrevocable and effective only upon receipt by the Administrative Agent, provided that interest on the principal prepaid, accrued to the prepayment date, shall be paid on the prepayment date. Any Obligor may prepay its Eurodollar Loans and Fixed Rate Loans on the same condition as for Base Rate Loans and in addition such prepayments of Eurodollar Loans and Fixed Rate Loans shall be subject to the terms of Section 5.05 and shall be in an amount equal to all of the Eurodollar Loans and Fixed Rate Loans for such Obligor for the Interest Period prepaid.

  (b) If, after giving effect to any termination or reduction of the Aggregate Commitments pursuant to Section 2.03, the outstanding aggregate principal amount of the Loans exceeds the Aggregate Commitments, the Obligors shall prepay the Loans on the date of such termination or reduction in an aggregate principal amount equal to the excess, together with interest on the principal amount paid accrued to the date of such prepayment.

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

  (c) Prepayments permitted or required under this Section 2.07 shall be without premium or penalty, except as required under Section 5.05 for prepayment of Eurodollar Loans or Fixed Rate Loans.

  Section 2.08 Lending Offices. The Loans of each Type made by each Lender shall be made and maintained at such Lender's Applicable Lending Office for Loans of such Type.

  Section 2.09  Competitive Loans.

  (a) In accordance with the terms, conditions and procedures set forth in this Section 2.09, the Company on behalf of any Obligor may on any Business Day prior to the Revolving Credit Termination Date request Competitive Bids.

  (i)  Provided, however, no Lender shall be obligated to make
Competitive Loans to an Obligor unless such Lender has irrevocably offered to make such a Competitive Loan pursuant to Section 2.09(c); and, provided, further, the aggregate principal amount of all Competitive Loans to any or all Obligors at any one time outstanding shall not, at any date, exceed an amount equal to (A) the Aggregate Commitments as of such date, less (B) the aggregate principal amount of the Committed Loans to any or all Obligors outstanding as of such date. For purposes of determining the amount to be calculated pursuant to the foregoing sentence, any Committed Loans that the Company on behalf of an Obligor has requested be made, which have not yet been made, shall be given effect as if made in the full requested amount with respect thereto.

  (ii) Notwithstanding the limitations on the aggregate amount of Competitive Loans that the Obligors may borrow under this Agreement set forth in clause (i) of this Section 2.09(a), the making of any Competitive Loan to an Obligor by any Lender shall not be deemed to be a utilization of such Lender's Commitment (although it shall be deemed to be a utilization of the Aggregate Commitments for all purposes of this Agreement).

  (b) In order to request Competitive Bids, the Company on behalf of an Obligor shall hand deliver, telex or telecopy to the Administrative Agent and the Auction Agent a duly completed request substantially in the form of Exhibit C, with the blanks appropriately completed (a "Competitive Bid Request"), to be received by such Agents (i) in the case of Eurodollar Loans, not later than 9:00 a.m. (Central time) four (4) Business Days before the date specified for a proposed Competitive Loan, and (ii) in the case of Fixed Rate Loans, not later than 9:00 a.m. (Central time) one (1) Business Day before the date specified for a proposed Competitive Loan.
No Base Rate Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit C may be rejected at the Auction Agent's sole

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

discretion, and the Auction Agent shall promptly notify the Company of such rejection by telex or telecopier. Each Competitive Bid Request shall in each case refer to this Agreement and specify (A) whether the Competitive Loans then being requested are to be Eurodollar Loans or Fixed Rate Loans, (B) the date of such Competitive Loans (which shall be a Business Day), (C) the aggregate principal amount thereof (which shall not be less than $10,000,000 and shall be an integral multiple of $1,000,000), and (D) the Interest Period with respect thereto. Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, the Auction Agent shall invite by telex or telecopier (in substantially the form set forth in Exhibit D) the Lenders to bid, on the terms and conditions of this Agreement, to make Competitive Loans pursuant to such Competitive Bid Request. Notwithstanding the foregoing, the Auction Agent shall have no obligation to invite any Lender to make a Competitive Bid pursuant to this Section 2.09(b) until such Lender has delivered a properly completed Competitive Bid Administrative Questionnaire to the Auction Agent.

  (c) Each Lender may, in its sole discretion, make one or more Competitive Bids to an Obligor responsive to each Competitive Bid Request. Each Competitive Bid by a Lender must be received by the Auction Agent via telex or telecopier, in the form of Exhibit E, (i) in the case of Eurodollar Loans, not later than 8:30 a.m. (Central time) three (3) Business Days before the date specified for a proposed Competitive Loan and (ii) in the case of Fixed Rate Loans, not later than 8:30 a.m. (Central time) on the date specified for a proposed Competitive Loan. Competitive Bids that do not conform substantially to the format of Exhibit E may be rejected by the Auction Agent after conferring with, and upon the instruction of, the Company on behalf of an Obligor, and the Auction Agent shall notify the applicable Lender of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and
(A) specify the principal amount (which shall be in a minimum principal amount of $10,000,000 and in an integral multiple of $1,000,000 and which may equal the entire aggregate principal amount of the Competitive Loan requested by the Company on behalf of an Obligor) of the Competitive Loan that the applicable Lender is willing to make to such Obligor, (B) specify the Competitive Bid Rate at which such Lender is prepared to make such Competitive Loan and (C) confirm the Interest Period with respect thereto specified by the Company on behalf of an Obligor in its Competitive Bid Request. If any Lender shall elect not to make a Competitive Bid, such Lender shall so notify the Auction Agent via telex or telecopier in the case of Fixed Rate Loans, not later than 8:30 a.m. (Central time) on the date of the proposed Competitive Loan and in the case of Eurodollar Loans, not later than 8:30 a.m. (Central time) three (3) Business Days before the date specified for a proposed Competitive Loan; provided, however, that failure by any Lender to give such notice shall not cause such Lender to be obligated to make any Competitive Loan. A Competitive Bid submitted by a Lender pursuant to this Subsection 2.09(c) shall be irrevocable.

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

  (d) The Auction Agent shall promptly notify the Company by telex or telecopier of all the Competitive Bids made, the Competitive Bid Rate and the maximum principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the Lender that made each Competitive Bid. The Auction Agent shall send a copy of all Competitive Bids to the Company for its records as soon as practicable after completion of the bidding process set forth in this Section 2.09.

  (e) The Company on behalf of an Obligor may in the sole and absolute discretion of the applicable Obligor, subject only to the provisions of this Section 2.09(e), accept or reject any Competitive Bid referred to in
Section 2.09(d); provided, however, that the aggregate amount of the Competitive Bids so accepted by the Company on behalf of an Obligor may not exceed the principal amount of the Competitive Loan requested by the Company on behalf of an Obligor. The Company on behalf of an Obligor shall notify the Auction Agent by telex or telecopier whether and to what extent the Obligor has decided to accept or reject any or all of the Competitive Bids referred to in Section 2.09(d), (i) in the case of Eurodollar Loans, not later than 9:30 a.m. (Central time) three (3) Business Days before the date specified for a proposed Competitive Loan, and (ii) in the case of Fixed Rate Loans, not later than 9:30 a.m. (Central time) on the date specified for a proposed Competitive Loan; provided, however, that (A) the failure by the Company on behalf of an Obligor to give such notice shall be deemed to be a rejection of all the Competitive Bids referred to in Section 2.03(c), (B) the Company on behalf of an Obligor shall not accept a Competitive Bid made at a particular Competitive Bid Rate if the Company on behalf of an Obligor has decided to reject a Competitive Bid made at a lower Competitive Bid Rate, (C) if the Company on behalf of an Obligor shall accept Competitive Bids made at a particular Competitive Bid Rate but shall be restricted by other conditions hereof from borrowing the maximum principal amount of Competitive Loans in respect of which Competitive Bids at such Competitive Bid Rate have been made, then the Company on behalf of an Obligor shall accept a pro rata portion of each Competitive Bid made at such Competitive Bid Rate based as nearly as possible on the respective maximum principal amounts of Competitive Loans for which such Competitive Bids were made and
(D) no Competitive Bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of $10,000,000 and an integral multiple of $1,000,000. Notwithstanding the foregoing, if it is necessary for the Company on behalf of an Obligor to accept a pro rata allocation of the Competitive Bids made in response to a Competitive Bid Request (whether pursuant to the events specified in clause (C) above or otherwise) and the available principal amount of Competitive Loans to be allocated among the Lenders is not sufficient to enable Competitive Loans to be allocated to each Lender in a minimum principal amount of $10,000,000 and in integral multiples of $1,000,000, then the Company on behalf of an Obligor shall select the Lenders to be allocated such Competitive Loans and shall round allocations up or down to the next higher or lower multiple of $1,000,000 as it shall deem appropriate. In addition, the Company on behalf of an Obligor shall be permitted under the foregoing procedures to accept a Competitive Bid or Competitive Bids in a principal amount of less than $10,000,000 (i) in order to enable the Company on behalf of an Obligor to accept Competitive Bids equal to (but not in excess of) the principal amount of the Competitive Loan requested by the Company on behalf of an Obligor or (ii) in order to enable the Company on behalf of an Obligor to accept all remaining Competitive Bids, or all remaining Competitive Bids at a particular Competitive Bid Rate. A notice given by the Company on behalf of an Obligor pursuant to this Subsection (e) shall be irrevocable.

  (f) The Auction Agent shall promptly notify each bidding Lender by telex or telecopy whether or not its Competitive Bid has been accepted (and if so, in what amount and at what Competitive Bid Rate). Each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its Competitive Bid has been accepted. After completing the notifications referred to in the immediately preceding sentence, the Auction Agent shall notify each Lender and the Administrative Agent of the aggregate principal amount of all Competitive Bids accepted.

  (g) Upon receipt from the Administrative Agent of the notice of Eurodollar Rate applicable to any Eurodollar Loan to be made by any Lender pursuant to a Competitive Bid that has been accepted by the Company on behalf of an Obligor pursuant to Section 2.03(e), the Auction Agent shall notify such Lender of (i) the applicable Eurodollar Rate and (ii) the sum of the applicable Eurodollar Rate plus the Margin bid by such Lender.

  (h) No Competitive Loan shall be made within five (5) Business Days of the date of any other Competitive Loan, unless the Company and the Auction Agent shall mutually agree otherwise.

  (i) If the Auction Agent shall at any time have a Commitment hereunder and shall elect to submit a Competitive Bid in its capacity as a Lender, it shall submit such Competitive Bid directly to the Company on behalf of an Obligor one quarter of an hour earlier than the time at which the other Lenders are required to submit their Competitive Bids to the Auction Agent pursuant to Section 2.09(c).

  (j) All notices required by this Section 2.09 shall be made in accordance with Section 12.02 and the Competitive Bid Administrative Questionnaire most recently placed on file by each Lender with the Auction Agent.

  (k) No Competitive Loan may be continued or converted, except to the extent converted to a Base Rate Loan pursuant to Section 5.04; provided, however, a Competitive Loan may be repaid with the proceeds of a Borrowing of Competitive Loans or Committed Loans made pursuant to the terms of this Agreement, and the Administrative Agent is authorized to net the Borrowing and repayments for convenience.

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

 (l) Not later than 12:00 noon (Central time) on the date specified for each Borrowing hereunder, each Lender that is a successful bidder shall make available the amount of the Competitive Loan to be made by it on such date to the Administrative Agent, to an account which the Administrative Agent shall specify, in immediately available funds, for the account of the Company on behalf of an Obligor. The amounts so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Company on behalf of an Obligor by depositing the same, in immediately available funds, in an account of the Company on behalf of an Obligor, designated by the Company on behalf of an Obligor and maintained at the Principal Office.

  Section 2.10 Designated Subsidiaries. The Company may from time to time designate one or more of its Subsidiaries to have the right to borrow both Committed Loans and Competitive Loans by sending to the Administrative Agent a Notice of Designation of a Designated Subsidiary and otherwise complying with Section 6.03. Each Designated Subsidiary shall be liable for (i) the principal and interest on Loans made to it as requested in any Borrowing Request or Competitive Bid Requests signed by it or the Company on its behalf, (ii) all fees, indemnities and reimbursement obligations as set forth in this Agreement and (iii) to the extent the Designated Subsidiary is a Guarantor pursuant to Section 8.08, the obligations set forth in its Subsidiary Guaranty Agreement. No Designated Subsidiary shall be liable for any principal or interest on any Loan to another Obligor except to the extent that such Designated Subsidiary is a Guarantor pursuant to Section 8.08. The Company shall be liable for all Indebtedness of all Obligors as set forth either in this Agreement or the Parent Guaranty Agreement. As agreed to in each Notice of Designation of Designated Subsidiary executed and delivered by the Company and each Designated Subsidiary, each Designated Subsidiary appoints the Company as its agent to execute all Borrowing Requests and Competitive Bid Requests, give and receive all notices on its behalf and take whatever other action is required of it under the Loan Documents, and the Agents and Lenders are entitled to fully rely on all action taken and notices given by the Company on behalf of any Designated Subsidiary.


 ARTICLE III

 PAYMENTS OF PRINCIPAL AND INTEREST

  Section 3.01 Repayment of Loans. Each Obligor will pay to the Administrative Agent, for the account of each applicable Lender, the principal payments required by this Section 3.01. On the last day of the Interest Period for each Competitive Loan to an Obligor, such Obligor shall repay the outstanding aggregate principal and accrued and unpaid interest on such Loan. On the Revolving Credit Termination Date each Obligor shall repay the outstanding aggregate principal and accrued and unpaid interest under its Notes.

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

  Section 3.02 Interest. Each Obligor will pay to the Administrative Agent, for the account of each Lender, interest on the unpaid principal amount of each Loan made by such Lender to such Obligor for the period commencing on the date such Loan is made to but excluding the date such Loan shall be paid in full, at the following rates per annum:

  (a) if such Loan is a Committed Loan and a Base Rate Loan, the Base Rate (as in effect from time to time), but in no event to exceed the Highest Lawful Rate;

  (b) if such Loan is a Committed Loan and a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan plus the Applicable Margin, but in no event to exceed the Highest Lawful Rate;

  (c) if such Loan is a Competitive Loan and a Eurodollar Loan, for each Interest Period relating thereto, the Eurodollar Rate for such Loan plus or minus the Margin as accepted by the Company on behalf of an Obligor, but in no event to exceed the Highest Lawful Rate; and

  (d) if such Loan is a Competitive Loan and a Fixed Rate Loan, for each Interest Period relating thereto, the fixed rate per annum offered by the respective Lender in its Competitive Bid and accepted by the Company on behalf of an Obligor pursuant to Section 2.09, but in no event to exceed the Highest Lawful Rate.

Notwithstanding the foregoing, each Obligor will pay to the Administrative Agent, for the account of each applicable Lender interest at the applicable Post-Default Rate on any principal of any Loan made by such Lender to such Obligor, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full. To the fullest extent permitted by law, each Obligor will pay to the Administrative Agent for the account of each applicable Lender interest at the Base Rate on interest and any other amount payable by such Obligor hereunder other than principal on the Loans, under any other Loan Document or under any Note held by such Lender to or for the account of such Lender, which shall not be paid in full when due (whether at stated maturity, by acceleration or otherwise), for the period commencing on the due date thereof until the same is paid in full.

 Accrued interest on Base Rate Loans shall be payable on each Quarterly Date commencing on June 30, 1995, and accrued interest on each Eurodollar Loan and Fixed Rate Loan shall be payable on the last day of the Interest Period therefor and, if such Interest Period is longer than three months at three-month intervals following the first day of such Interest Period, except that interest payable at the Post-Default Rate or otherwise accruing on past due amounts shall be payable from time to time on demand and interest on any Eurodollar Loan or Fixed Rate Loan that is converted into a Base Rate Loan (pursuant to Section 5.04) shall be payable on the date of conversion (but only to the extent so converted).

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

 Promptly after the determination of any interest rate provided for herein or any change therein, the Administrative Agent or the Auction Agent shall notify the Lenders to which such interest is payable and the Company thereof. Each determination by the Administrative Agent or the Auction Agent of an interest rate or fee hereunder shall, except in cases of manifest error, be final, conclusive and binding on the parties.


ARTICLE IV

PAYMENTS; PRO RATA TREATMENT; COMPUTATIONS; ETC.

  Section 4.01 Payments. Except to the extent otherwise provided herein, all payments of principal, interest and other amounts to be made by each Obligor under this Agreement and the Notes shall be made in Dollars, in immediately available funds, to the Administrative Agent at such account as the Administrative Agent shall specify by notice to the Company on behalf of each Obligor from time to time, not later than 1:00 p.m. (Central time) on the date on which such payments shall become due (each such payment made after such time on such due date to be deemed to have been made on the next succeeding Business Day). Such payments shall be made without (to the fullest extent permitted by applicable law) defense, set-off or counterclaim. Each payment received by the Administrative Agent under this Agreement or any Note for the account of a Lender shall be paid promptly to such Lender in immediately available funds. If the due date of any payment under this Agreement or any Note would otherwise fall on a day which is not a Business Day such date shall be extended to the next succeeding Business Day and interest shall be payable for any principal so extended for the period of such extension. At the time of each payment to the Administrative Agent of any principal of or interest on any Borrowing, the Company on behalf of the Obligors shall notify the Administrative Agent of the Loans to which such payment shall apply. In the absence of such notice the Administrative Agent may specify the Loans to which such payment shall apply, but to the extent possible such payment or prepayment will be applied first to the Loans comprised of Base Rate Loans.

  Section 4.02 Pro Rata Treatment. Except to the extent otherwise provided herein each Lender agrees that: (i) each Borrowing from the Lenders under Section 2.01 shall be made from the Lenders pro rata in accordance with their Percentage Share, each payment of facility fees under Section 2.04(a) shall be made for the account of the Lenders pro rata in accordance with their Percentage Share, and each termination or reduction of the amount of the Aggregate Commitments under Section 2.03(a) shall be applied to the Commitment of each Lender, pro rata according to the amounts of its respective Commitment; (ii) each payment of principal of Loans by the Company on behalf of an Obligor shall be made for the account of the Lenders pro rata in accordance with the respective unpaid principal amount of the Loans held by the Lenders due or past due on such date or intended to be prepaid by the Company on behalf of such Obligor; and (iii) each payment of interest on Loans by the Company on behalf of an Obligor shall be made for the account of the Lenders pro rata in accordance with the amounts of interest due and payable to the respective Lenders.

  Section 4.03  Computations.  Interest on Eurodollar Loans and Fixed
Rate Loans shall be computed on the basis of a year of 360 days and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest is payable, unless such calculation would exceed the Highest Lawful Rate, in which case interest shall be calculated on the per annum basis of a year of 365 or 366 days, as the case may be. Interest on Base Rate Loans and fees shall be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) occurring in the period for which such interest or fee is payable.

  Section 4.04 Non-receipt of Funds by the Administrative Agent. Unless the Administrative Agent shall have been notified by a Lender or the Company on behalf of an Obligor prior to the date on which such notifying party is scheduled to make payment to the Administrative Agent (in the case of a Lender) of the proceeds of a Loan to be made by it hereunder or (in the case of an Obligor) a payment to the Administrative Agent for the account of one or more of the Lenders hereunder (such payment being herein called the "Required Payment"), which notice shall be effective upon receipt, that it does not intend to make the Required Payment to the Administrative Agent, the Administrative Agent may assume that the Required Payment has been made and may, in reliance upon such assumption (but shall not be required to), make the amount thereof available to the intended recipient(s) on such date and, if such Lender or the Company on behalf of an Obligor (as the case may be) has not in fact made the Required Payment to the Administrative Agent, the recipient(s) of such payment shall, on demand, repay to the Administrative Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Administrative Agent until but excluding the date the Administrative Agent recovers such amount at a rate per annum which, for any Lender as recipient, will be equal to the Federal Funds Rate, and for an Obligor as recipient, will be equal to the Post-Default Rate.

  Section 4.05 Sharing of Payments, Etc. If after an Event of Default and during its continuance any Lender shall obtain payment of any principal of or interest on any Loan made by it to an Obligor under this Agreement through whatever means other than an assignment pursuant to
Section 12.06(b), and, as a result of such payment, such Lender shall have received a greater percentage of the principal or interest then due hereunder by such Obligor to such Lender than the percentage received by any other Lenders, it shall promptly (i) notify the Administrative Agent and each other Lender thereof and (ii) purchase from such other Lenders participations in (or, if and to the extent specified by such Lender, direct interests in) the Loans made by such other Lenders (or in interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all the Lenders shall share the benefit of such excess payment (net of any expenses which may be incurred by such Lender in obtaining or preserving such excess payment) pro rata in accordance with the unpaid principal and/or interest on the Loans to such Obligor held by each of the Lenders. To such end all the Lenders shall make appropriate adjustments among themselves (by the resale of participations sold or otherwise) if such payment is rescinded or must otherwise be restored.

  Section 4.06  Taxes.

  (a) Payments Free and Clear. Any and all payments by an Obligor hereunder shall be made, in accordance with Section 4.01, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise or similar taxes imposed on it, by (i) any jurisdiction (or political subdivision thereof) of which the Administrative Agent or such Lender, as the case may be, is a citizen or resident or in which such Lender has an Applicable Lending Office, (ii) the jurisdiction (or any political subdivision thereof) in which the Administrative Agent or such Lender is organized, or (iii) any jurisdiction (or political subdivision thereof) in which such Lender or the Administrative Agent is presently doing business which taxes are imposed solely as a result of doing business in such jurisdiction (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If an Obligor shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to the Lenders or the Administrative Agent (i) the sum payable shall be increased by the amount necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.06) such Lender or the Administrative Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Obligor shall make such deductions and (iii) such Obligor shall pay the full amount deducted to the relevant taxing authority or other Governmental Authority in accordance with applicable law.

  (b) Other Taxes. In addition, to the fullest extent permitted by applicable law, each Obligor agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement, any Assignment or any other Loan Document (hereinafter referred to as "Other Taxes").

  (c) INDEMNIFICATION.  TO THE FULLEST EXTENT PERMITTED BY APPLICABLE
LAW, EACH OBLIGOR WILL INDEMNIFY EACH LENDER AND THE AGENTS FOR THE FULL AMOUNT OF TAXES AND OTHER TAXES (INCLUDING, BUT NOT LIMITED TO, ANY TAXES OR OTHER TAXES IMPOSED BY ANY GOVERNMENTAL AUTHORITY ON AMOUNTS PAYABLE UNDER THIS SECTION 4.06) PAID BY SUCH LENDER OR ANY AGENT (ON THEIR BEHALF OR ON BEHALF OF ANY LENDER), AS THE CASE MAY BE, AND ANY LIABILITY (INCLUDING PENALTIES, INTEREST AND EXPENSES) ARISING THEREFROM OR WITH RESPECT

 THERETO, WHETHER OR NOT SUCH TAXES OR OTHER TAXES WERE CORRECTLY OR LEGALLY ASSERTED UNLESS THE PAYMENT OF SUCH TAXES WAS NOT CORRECTLY OR LEGALLY ASSERTED AND SUCH LENDER'S PAYMENT OF SUCH TAXES OR OTHER TAXES WAS THE RESULT OF ITS GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. ANY PAYMENT PURSUANT TO SUCH INDEMNIFICATION SHALL BE MADE WITHIN THIRTY (30) DAYS AFTER THE DATE ANY LENDER OR ANY AGENT, AS THE CASE MAY BE, MAKES WRITTEN DEMAND THEREFOR. IF ANY LENDER OR ANY AGENT RECEIVES A REFUND OR CREDIT IN RESPECT OF ANY TAXES OR OTHER TAXES FOR WHICH SUCH LENDER OR SUCH AGENT HAS RECEIVED PAYMENT FROM AN OBLIGOR IT SHALL PROMPTLY NOTIFY THE COMPANY ON BEHALF OF SUCH OBLIGOR OF SUCH REFUND OR CREDIT AND SHALL, IF NO DEFAULT HAS OCCURRED AND IS CONTINUING, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A REQUEST BY THE COMPANY ON BEHALF OF SUCH OBLIGOR (OR PROMPTLY UPON RECEIPT, IF THE COMPANY ON BEHALF OF SUCH OBLIGOR HAS REQUESTED APPLICATION FOR SUCH REFUND OR CREDIT PURSUANT HERETO), PAY AN AMOUNT EQUAL TO SUCH REFUND OR CREDIT TO THE COMPANY ON BEHALF OF SUCH OBLIGOR WITHOUT INTEREST (BUT WITH ANY INTEREST SO REFUNDED OR CREDITED), PROVIDED THAT SUCH OBLIGOR, UPON THE REQUEST OF SUCH LENDER OR SUCH AGENT, AGREES TO RETURN SUCH REFUND OR CREDIT (PLUS PENALTIES, INTEREST OR OTHER CHARGES) TO SUCH LENDER OR SUCH AGENT IN THE EVENT SUCH LENDER OR SUCH AGENT IS REQUIRED TO REPAY SUCH REFUND OR CREDIT.

   (d)  Lender Representations.

  (i) Each Lender represents that it is either (i) a corporation organized under the laws of the United States of America or any state thereof or (ii) it is entitled to complete exemption from United States withholding tax imposed on or with respect to any payments, including fees, to be made to it pursuant to this Agreement (A) under an applicable provision of a tax convention to which the United States of America is a party or (B) because it is acting through a branch, agency or office in the United States of America and any payment to be received by it hereunder is effectively connected with a trade or business in the United States of America. Each Lender that is not a corporation organized under the laws of the United States of America or any state thereof agrees to provide to the Company and the Administrative Agent on the Closing Date, or on the date of its delivery of the Assignment pursuant to which it becomes a Lender, and at such other times as required by United States law or as the Company or the Administrative Agent shall reasonably request, two accurate and complete original signed copies of either (A) Internal Revenue Service Form 4224 (or successor form) certifying that all payments to be made to it hereunder will be effectively connected to a United States trade or business (the "Form 4224 Certification") or (B) Internal Revenue Service Form 1001 (or successor form) certifying that it is entitled to the benefit of a provision of a tax convention to which the United States of America is a party which completely exempts from United States withholding tax all payments to be made to it hereunder (the "Form 1001

Certification"). In addition, each Lender agrees that if it previously filed a Form 4224 Certification, it will deliver to the Company and the Administrative Agent a new Form 4224 Certification prior to the first payment date occurring in each of its subsequent taxable years; and if it previously filed a Form 1001 Certification, it will deliver to the Company and the Administrative Agent a new certification prior to the first payment date falling in the third year following the previous filing of such certification. Each Lender also agrees to deliver to the Company and the Administrative Agent such other or supplemental forms as may at any time be required as a result of changes in applicable law or regulation in order to confirm or maintain in effect its entitlement to exemption from United States withholding tax on any payments hereunder, provided that the circumstances of such Lender at the relevant time and applicable laws permit it to do so. If a Lender determines, as a result of any change in either (i) a Governmental Requirement or (ii) its circumstances, that it is unable to submit any form or certificate that it is obligated to submit pursuant to this Section 4.06, or that it is required to withdraw or cancel any such form or certificate previously submitted, it shall promptly notify the Company and the Administrative Agent of such fact. If a Lender is organized under the laws of a jurisdiction outside the United States of America, unless the Company and the Administrative Agent have received a Form 1001 Certification or Form 4224 Certification satisfactory to them indicating that all payments to be made to such Lender hereunder are not subject to United States withholding tax, the Company on behalf of each Obligor shall withhold taxes from such payments at the applicable statutory rate. Each Lender agrees to indemnify and hold harmless from any United States taxes, penalties, interest and other expenses, costs and losses incurred or payable by (i) the Administrative Agent as a result of such Lender's failure to submit any form or certificate that it is required to provide pursuant to this
Section 4.06 or (ii) the Company or the Administrative Agent as a result of their reliance on any such form or certificate which such Lender has provided to them pursuant to this Section 4.06.

  (ii) For any period with respect to which a Lender required to do so has failed to provide the Company with the form required pursuant to this
Section 4.06, if any (other than if such failure is due to a change in a Governmental Requirement occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.06 with respect to taxes imposed by the United States which taxes would not have been imposed but for such failure to provide such forms; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to taxes because of its failure to deliver a form required hereunder, the Company on behalf of each Obligor shall take such steps as such Lender shall reasonably request to assist such Lender to recover such taxes.

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

 (iii) Any Lender claiming any additional amounts payable pursuant to this
Section 4.06 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the Company or the Administrative Agent or to change the jurisdiction of its Applicable Lending Office or to contest any tax imposed if the making of such a filing or change or contesting such tax would avoid the need for or reduce the amount of any such additional amounts that may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.


ARTICLE V

CAPITAL ADEQUACY, ADDITIONAL COSTS, ETC.

  Section 5.01  Additional Costs.

  (a) Regulatory Changes. In the event of any introduction of and/or any change in any applicable law, rule, regulation (including Regulation
D), official interpretation thereof or official directive after the date of this Agreement (whether or not having the force of law) which will result in an increase in the cost to any Lender of making or maintaining the Loans by reason of reserve or similar requirements, or which will result in a reduction of amounts otherwise receivable by any Lender from any Obligor of principal, interest or other fees and charges thereunder by reason of a tax, levy, impost, fee, charge, withholding or similar requirements of any kind, or modifies any capital adequacy or similar requirement (including, without limitation, a requirement which affects any Lender's or its parent's or its holding company's allocation of capital resources to its obligations or commitments) and, as a result, the cost to such Lender or its parent or holding company of making or maintaining amounts available under this Agreement is increased or the Lender's or its parent's or holding company's return under this Agreement or on all or any of its capital is reduced, the Obligors will pay to the Administrative Agent for such Lender upon notice as provided in Section 5.01(b) an amount equal to such actual increased cost or reduction of yield allocable to this facility.

  (b) Compensation Procedure. Any Lender notifying the Company of the incurrence of additional costs under this Section 5.01 shall in such notice to the Company and the Administrative Agent set forth in reasonable detail the basis and amount of its request for compensation. Determinations and allocations by each Lender for purposes of this Section
5.01 of the effect of any Regulatory Change pursuant to Section 5.01(a) on its costs or rate of return of maintaining Loans or its obligation to make Loans, or on amounts receivable by it in respect of Loans, and of the amounts required to compensate such Lender under this Section 5.01, shall be conclusive and binding for all purposes, provided that such determinations and allocations are made on a reasonable basis. Any request for additional compensation under this Section 5.01 shall be paid by each Obligor to the Administrative Agent for the applicable Lender within thirty (30) days of the receipt by the Company of the notice described in this Section 5.01(b).

  Section 5.02 Limitation on Eurodollar Loans. Anything herein to the contrary notwithstanding, if, on or prior to the determination of any Eurodollar Rate for any Interest Period:

  (i) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.02 are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for Eurodollar Loans as provided herein; or

  (ii) the Administrative Agent determines (which determination shall be conclusive, absent manifest error) that the relevant rates of interest referred to in the definition of "Eurodollar Rate" in Section 1.02 upon the basis of which the rate of interest for Eurodollar Loans for such Interest Period is to be determined are not sufficient to adequately cover the cost to the Lenders of making or maintaining Eurodollar Loans;
then the Administrative Agent shall give the Company prompt notice thereof, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Eurodollar Loans or continue or convert into Eurodollar Loans.

  Section 5.03 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful or legally restricted for any Lender or its Applicable Lending Office to honor its obligation to make or maintain, continue or convert into Eurodollar Loans or Fixed Rate Loans hereunder, then such Lender shall promptly notify the Company thereof and such Lender's obligation to make, continue or convert into Eurodollar Loans or Fixed Rate Loans shall be suspended until such time as such Lender may again make and maintain, continue or convert into Eurodollar Loans or Fixed Rate Loans (in which case the provisions of Section 5.04 shall be applicable).

  Section 5.04 Base Rate Loans Pursuant to Sections 5.02 and 5.03. If the obligation of any Lender to make, continue or convert into Eurodollar Loans or Fixed Rate Loans shall be suspended pursuant to Sections 5.02 or
5.03 ("Affected Loans"), all Affected Loans which would otherwise be made by such Lender shall be made instead as Base Rate Loans (and, if an event referred to in Section 5.03 has occurred and such Lender so requests by notice to the Administrative Agent and the Company, all Affected Loans of such Lender then outstanding shall be automatically converted into Base Rate Loans on the date specified by such Lender in such notice) and, to the extent that Affected Loans are so made as (or converted into) Base Rate Loans, all payments of principal which would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans.

  Section 5.05 Compensation. Each Obligor shall pay to the Administrative Agent for each Lender within thirty (30) days of receipt of written request of such Lender to the Administrative Agent and the Company (which request shall set forth, in reasonable detail, the basis for requesting such amounts and which shall be conclusive and binding for all purposes provided that such determinations are made on a reasonable basis), such amount or amounts as shall compensate it for any loss, cost, expense or liability which such Lender determines are attributable to:

  (i) any payment, prepayment or conversion of a Eurodollar Loan or Fixed Rate Loan properly made by such Lender or such Obligor for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 10.01) on a date other than the last day of the Interest Period for such Loan; or

  (ii) any failure by such Obligor for any reason (including but not limited to, the failure of any of the conditions precedent specified in
Article VI to be satisfied) to borrow, continue or convert into a Eurodollar Loan that is a Committed Loan or to borrow a Competitive Loan from such Lender on the date for such Borrowing, continuation or conversion specified in the relevant notice given pursuant to Section 2.02 or Section 2.09.


ARTICLE VI

CONDITIONS PRECEDENT

  Section 6.01  Initial Funding.

  The obligation of the Lenders to make the Initial Funding is subject to the receipt by the Administrative Agent and the Lenders of all fees payable pursuant to Section 2.04 on or before the Closing Date and the receipt by the Administrative Agent of the following documents and satisfaction of the other conditions provided in this Section 6.01:

  (a) A certificate of the Secretary or an Assistant Secretary of the Company setting forth (i) resolutions of its board of directors with respect to the authorization of the Company to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of the Company (y) who are authorized to sign the Loan Documents to which the Company is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby,
(iii) specimen signatures of
the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of the Company, certified as being true and complete. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company to the contrary.

  (b) Certificates of the appropriate state agencies with respect to the existence, qualification and good standing of the Company in the State of Texas.

  (c) A compliance certificate which shall be substantially in the form of Exhibit H, duly and properly executed by a Responsible Officer and dated as of the date of the Initial Funding.

  (d) The Notes of the Company, duly completed and executed.

  (e) The Parent Guaranty Agreement, duly completed and executed.

  (f) An opinion of W. T. Satterwhite, counsel to the Company, substantially in the form of Exhibit I hereto.

  (g) A certificate of insurance for the Company and its Subsidiaries.

  Section 6.02 Initial and Subsequent Loans. The obligation of the Lenders to make Loans to any Obligor upon the occasion of each Borrowing hereunder (including the Initial Funding) is subject to the further conditions precedent that, as of the date of such Borrowing and after giving effect thereto: (i) no Default shall have occurred and be continuing and (ii) the representations and warranties made by the Company in Article VII and by each Designated Subsidiary in its respective Notice of Designation of a Designated Subsidiary shall be true on and as of the date of the making of such Borrowing with the same force and effect as if made on and as of such date and following such new Borrowing, except to the extent such representations and warranties are expressly limited to an earlier date or the Majority Lenders have expressly consented in writing to the contrary. Each request for a borrowing by the Company hereunder shall constitute a certification by the Company to the effect set forth in the preceding sentence (both as of the date of such notice and, unless the Company otherwise notifies the Administrative Agent prior to the date of and immediately following such Borrowing as of the date thereof).

  Section 6.03 Loans to Designated Subsidiaries. The obligation of the Lenders to make Loans to a Designated Subsidiary is subject to receipt by the Administrative Agent of the following documents and satisfaction of the conditions set forth in this Section 6.03 as well as the conditions set forth in Sections 6.01 and 6.02, each of which shall be satisfactory to the Administrative Agent in form and substance:

  (a) A Notice of Designation of Designated Subsidiary executed by the Company and such Designated Subsidiary.

  (b) A certificate of the Secretary or an Assistant Secretary of such Designated Subsidiary setting forth (i) resolutions of its board of directors with respect to the authorization of such Subsidiary to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Subsidiary (y) who are authorized to sign the Loan Documents to which such Subsidiary is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws of such Subsidiary, certified as being true and complete. The Agents and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Company to the contrary.

  (c) The Notes of such Designated Subsidiary, duly completed and executed.

  (d) An opinion of counsel to such Designated Subsidiary, substantially in the form of Exhibit J.

  (e) Such Designated Subsidiary shall be a Subsidiary.

  (f) The most recent unaudited balance sheet of such Designated
Subsidiary certified by a Responsible Officer.

  (g) Such other documents as the Administrative Agent may reasonably request.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES

 The Company represents and warrants to the Administrative Agent and the Lenders that (each representation and warranty herein is given as of the Closing Date and shall be deemed repeated and reaffirmed on the dates of each Borrowing as provided in Section 6.02):

  Section 7.01 Corporate Existence. Each of the Company and each Designated Subsidiary and each Subsidiary Guarantor: (i) is a corporation duly organized, legally existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite corporate power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

  Section 7.02 Financial Condition. The audited balance sheet of the Company as at December 31, 1994 and the related statements of operations, cash flows and changes in partners' capital and common shareholders' equity of the Company and its predecessor for each of the three years in the period ended on said date, with the opinion thereon of Deloitte & Touche LLP heretofore furnished to each of the Lenders, are complete and correct and fairly present the financial condition of the Company as at said date and the results of operations and cash flows of the Company and its predecessor for the stated periods then ended, all in accordance with GAAP. Neither the Company nor any Subsidiary has on the Closing Date any material Debt, contingent liabilities, liabilities for taxes, unusual forward or long-term commitments or unrealized or anticipated losses from any unfavorable commitments, except as referred to or reflected or provided for in the Financial Statements or in Schedule 7.02. Since December 31, 1994 to the Closing Date, there has been no change or event having a Material Adverse Effect. Since the date of the Financial Statements to the Closing Date, neither the business nor the Properties of the Company or any Subsidiary have been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition or taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God or of any public enemy.

  Section 7.03 Litigation. As of the Closing Date, except as disclosed to the Lenders in Schedule 7.03, there is no litigation, legal, administrative or arbitral proceeding, investigation or other action of any nature pending or, to the knowledge of the Company threatened against or affecting the Company or any Subsidiary which involves the possibility of any judgment or liability against the Company or any Subsidiary not fully covered by insurance (except for normal deductibles), and which would have a Material Adverse Effect.

  Section 7.04 No Breach. Neither the execution and delivery of the Loan Documents, nor compliance with the terms and provisions hereof will conflict with or result in a breach of, or require any consent which has not been obtained as of the Closing Date under, the respective charter or by-laws of the Company or any Subsidiary, or any Governmental Requirement or any agreement or instrument for borrowed money to which the Company or any Subsidiary is a party or by which it is bound or to which it or its Properties are subject, or constitute a default under any such agreement or instrument, or result in the creation or imposition of any Lien upon any of the revenues or assets of the Company or any Subsidiary pursuant to the terms of any such agreement or instrument other than the Liens created by the Loan Documents.

  Section 7.05 Authority. The Company and each Subsidiary have all necessary corporate power and authority to execute, deliver and perform its obligations under the Loan Documents to which it is a party; and the execution, delivery and performance by the

Company and each Subsidiary of the Loan Documents to which it is a party, have been duly authorized by all necessary corporate action on its part; and the Loan Documents constitute the legal, valid and binding obligations of the Company and each Subsidiary, enforceable in accordance with their terms, except to the extent that enforcement may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditor's rights generally.

  Section 7.06 Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any Governmental Authority are necessary for the execution, delivery or performance by the Company or any Subsidiary of the Loan Documents or for the validity or enforceability thereof.

  Section 7.07 Use of Loans. The proceeds of the Loans shall be used for acquisition funding, working capital or general corporate purposes of the Company. Neither the Company nor any Designated Subsidiary is engaged principally, or as one of its important activities, in the business of extending credit for the purpose, whether immediate, incidental or ultimate, of buying or carrying margin stock (within the meaning of Regulation G, U or X of the Board of Governors of the Federal Reserve System). Following application of the proceeds of each Borrowing, not more than 25 percent of the value of the assets (either of each Obligor only or of the Company and its Subsidiaries on a consolidated basis), which are subject to any arrangement with the Administrative Agent or any Lender (herein or otherwise) whereby the Company's or any Subsidiary's right or ability to sell, pledge or otherwise dispose of assets is in any way restricted, will be margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System).

  Section 7.08 ERISA. As of the Closing Date, except as would not have a Material Adverse Effect:

  (a) The Company, the Subsidiaries and each ERISA Affiliate have complied in all material respects with ERISA and, where applicable, the Code regarding each Plan.

  (b) No act, omission or transaction has occurred which could result in imposition on the Company, any Subsidiary or any ERISA Affiliate (whether directly or indirectly) of (i) either a material civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed pursuant to Chapter 43 of Subtitle D of the Code or (ii) breach of fiduciary duty liability damages under section 409 of ERISA.

  (c) No liability to the PBGC (other than for the payment of current premiums which are not past due) by the Company, any Subsidiary or any ERISA Affiliate has been or is expected by the Company, any Subsidiary or any ERISA Affiliate to be incurred with respect to any Plan. No ERISA Event with respect to any Plan has occurred which could result in a liability of the Company, any Subsidiary or any ERISA Affiliate.

  (d) Full payment when due has been made of all amounts which the Company, the Subsidiaries or any ERISA Affiliate is required under the terms of each Plan or applicable law to have paid as contributions to such Plan as of the date hereof, and no accumulated funding deficiency (as defined in section 302 of ERISA and section 412 of the Code), whether or not waived, exists with respect to any Benefit Plan.

  (e) The actuarial present value of the benefit liabilities under each Benefit Plan which is subject to Title IV of ERISA does not, as of the end of the Company's most recently ended fiscal year, exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Benefit Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA.

  (f) Neither the Company, the Subsidiaries nor any ERISA Affiliate has received any notification (or has knowledge of any reason to expect) that any Multiemployer Plan is in reorganization, is insolvent or has been received any notification (or has knowledge of any reason to expect) that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, within the meaning of Title IV of ERISA.

  (g) Neither the Company, the Subsidiaries nor any ERISA Affiliate is required to provide security under section 401(a)(29) of the Code due to a Plan amendment that results in an increase in current liability for the Plan.

  Section 7.09 Taxes. Except as set out in Schedule 7.09, each of the Company and its Subsidiaries has filed all United States Federal income tax returns and all other tax returns which are required to be filed by them and has paid all material taxes due pursuant to such returns or pursuant to any assessment received by the Company or any Subsidiary except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of the Company, adequate. No tax lien has been filed and, to the knowledge of the Company, no claim is being asserted with respect to any such tax, fee or other charge.

  Section 7.10  Titles, etc.  To the best of the Company's knowledge:

  (a) Except as set out in Schedule 7.10, each of the Company and the Designated Subsidiaries and Subsidiary Guarantors has good and defensible title to its material (individually or in the aggregate) Properties in all material respects, free and clear of all Liens except Liens permitted by
Section 9.02.

  (b) All leases and agreements necessary for the conduct of the business of the Company and the Designated Subsidiaries and Subsidiary Guarantors are valid and subsisting, in full force and effect and there exists no default or event or circumstance which with the giving of notice or the passage of time or both would give rise to a default under any such lease or leases, which would affect in any material respect the conduct of the business of the Company and the Designated Subsidiaries and Subsidiary Guarantors.

  (c) The rights, properties and other assets presently owned, leased or licensed by the Company and the Designated Subsidiaries and Subsidiary Guarantors including, without limitation, all easements and rights of way, include all rights, Properties and other assets necessary to permit the Company and the Designated Subsidiaries and Subsidiary Guarantors to conduct their business in all material respects in the same manner as its business has been conducted prior to the Closing Date.

  Section 7.11 No Material Misstatements. No information, exhibit or report furnished to the Agents or the Lenders by or on behalf of the Company or any Subsidiary in connection with the negotiation and administration of this Agreement contains any material misstatement of fact or omits to state a material fact necessary in order to make the statements contained therein not misleading.

  Section 7.12 Investment Company Act. Neither the Company nor any Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

  Section 7.13 Public Utility Holding Company Act. Neither the Company nor any Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," or a "public utility" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

  Section 7.14 Subsidiaries and Partnerships. On the Closing Date, except as set forth on Schedule 7.14, the Company has no Subsidiaries and neither the Company nor any Subsidiary has any interest in any general or limited partnerships, but excluding solely tax partnerships and oil and gas joint ventures under joint operating agreements.

  Section 7.15 Location of Business and Offices. On the Closing Date, the Company's chief executive offices are located at the address stated on the signature page of this Agreement. On the Closing Date, the chief executive office of each Subsidiary is located at the addresses stated on
Schedule 7.14.

  Section 7.16  Defaults.

  (a) As of the Closing Date, neither the Company nor any Subsidiary is in default nor has any event or circumstance occurred which, but for the expiration of any applicable grace period or the giving of notice, or both, would constitute a default under any agreement or instrument for borrowed money to which the

Company or any Subsidiary is a party or by which the Company or any Subsidiary is bound.

  (b) No Default has occurred and is continuing.

  Section 7.17  Environmental Matters.  As of the Closing Date except
(i) as provided in Schedule 7.17 or (ii) as would not have a Material Adverse Effect (or with respect to (c), (d) and (e) below, where the failure to take such actions would not have a Material Adverse Effect):

  (a) Neither any Property of the Company or any Subsidiary nor the operations conducted thereon violate any order or requirement of any court or Governmental Authority or any Environmental Laws;

  (b) Without limitation of clause (a) above, no Property of the Company or any Subsidiary nor the operations currently conducted thereon or, to the best knowledge of the Company, by any prior owner or operator of such Property or operation, are in violation of or subject to any existing, pending or threatened action, suit, investigation, inquiry or proceeding by or before any court or Governmental Authority or to any remedial obligations under Environmental Laws;

  (c) All notices, permits, licenses or similar authorizations, if any, required to be obtained or filed in connection with the operation or use of any and all Property of the Company and each Subsidiary, including without limitation past or present treatment, storage, disposal or release of a hazardous substance or solid waste into the environment, have been duly obtained or filed, and the Company and each Subsidiary are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations;

  (d) All hazardous substances, solid waste, and oil and gas exploration and production wastes, if any, generated at any and all Property of the Company or any Subsidiary have in the past been transported, treated and disposed of in accordance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and, to the best knowledge of the Company, all such transport carriers and treatment and disposal facilities have been and are operating in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment, and are not the subject of any existing, pending or threatened action, investigation or inquiry by any Governmental Authority in connection with any Environmental Laws;

  (e) The Company has taken all steps reasonably necessary to determine and has determined that no hazardous substances, solid waste, or oil and gas exploration and production wastes, have been disposed of or otherwise released and there has been no threatened release of any hazardous substances on or to any

Property of the Company or any Subsidiary except in compliance with Environmental Laws and so as not to pose an imminent and substantial endangerment to public health or welfare or the environment;

  (f) To the extent applicable, all Property of the Company and each Subsidiary currently satisfies all design, operation, and equipment requirements imposed by the OPA or scheduled as of the Closing Date to be imposed by OPA during the term of this Agreement, and the Company does not have any reason to believe that such Property, to the extent subject to OPA, will not be able to maintain compliance with the OPA requirements during the term of this Agreement; and

  (g) Neither the Company nor any Subsidiary has any known contingent liability in connection with any release or threatened release of any oil, hazardous substance or solid waste into the environment.

  Section 7.18 Compliance with Laws. As of the Closing Date, neither the Company nor any Subsidiary has violated any Governmental Requirement or failed to obtain any license, permit, franchise or other governmental authorization necessary for the ownership of any of its Properties or the conduct of its business, which violation or failure would have (in the event such violation or failure were asserted by any Person through appropriate action) a Material Adverse Effect.

  Section 7.19 Pari Passu. The Indebtedness ranks and will rank at least pari passu in priority with all other senior debt of each Obligor, except for secured debt permitted by Section 9.02.


 ARTICLE VIII

 AFFIRMATIVE COVENANTS

 The Company covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of all Loans hereunder, all interest thereon and all other amounts payable by the Obligors hereunder:

  Section 8.01 Financial Statements. The Company shall deliver, or shall cause to be delivered, to the Administrative Agent with sufficient copies of each for the Lenders:

  (a) As soon as available and in any event within one hundred twenty
(120) days after the end of each fiscal year of the Company, (i) the Company's Form 10-K filed with the SEC or (ii) the audited consolidated statements of income, shareholders' equity, and cash flows of the Company and its Consolidated Subsidiaries for such fiscal year, and the related consolidated balance sheet of the Company and its Consolidated Subsidiaries as at the end of such fiscal year, and setting forth in each case in comparative form the corresponding figures as of the end of and for the preceding fiscal year, and accompanied by the related opinion of independent public accountants of recognized national standing acceptable to the Administrative Agent which opinion shall state that said financial statements fairly present the consolidated financial condition, results of operations and cash flows of the Company and its Consolidated Subsidiaries as at the end of, and for, such fiscal year and that such financial statements have been prepared in accordance with GAAP except for such changes in such principles with which the independent public accountants shall have concurred and such opinion shall not contain a "going concern" or like qualification or exception, and a certificate of such accountants stating that, in making the examination necessary for their opinion, they obtained no knowledge, except as specifically stated, of any Default.

  (b) As soon as available and in any event within sixty (60) days after the end of each of the first three fiscal quarterly periods of each fiscal year of the Company, (i) the Company's Form 10-Q filed with the SEC or
(ii) unaudited consolidated statements of income, shareholders' equity, and cash flows of the Company and its Consolidated Subsidiaries for such period and for the period from the beginning of the respective fiscal year to the end of such period, and the related consolidated balance sheets as at the end of such period, and setting forth in each case in comparative form the corresponding figures as of the end of and for the corresponding period in the preceding fiscal year, accompanied by the certificate of a Responsible Officer, which certificate shall state that said financial statements fairly present the consolidated financial condition, results of operations and cash flows of the Company and its Consolidated Subsidiaries in accordance with GAAP, as at the end of, and for, such period (subject to normal year-end adjustments).

  (c) Promptly after a Responsible Officer of the Company knows that any Default has occurred, a notice of such Default, describing the same in reasonable detail and the action the Company proposes to take with respect thereto.

  (d) Promptly upon its becoming available, each financial statement, report, notice or proxy statement sent by the Company to stockholders generally and each regular or periodic report and any registration statement or prospectus in respect thereof filed by the Company with or received by the Company in connection therewith from any securities exchange or the SEC or any successor agency, including without limitation, Form 10-K's and Form 10-Q's.

  (e) As soon as available and in any event within one hundred twenty
(120) days after the end of the fiscal year of the Company, the unaudited balance sheet of each Designated Subsidiary as at the end of the Company's fiscal year, certified by a Responsible Officer, which certificate shall state that said balance sheet fairly presents the financial condition of the respective Designated Subsidiary.

The Company will furnish to the Administrative Agent, with sufficient copies for the Lenders, at the time it furnishes each set of financial statements pursuant to paragraph (a) or (b) above, a certificate substantially in the form of Exhibit H executed by a Responsible Officer (i) certifying as to the matters set forth therein and stating that no Default has occurred and is continuing (or, if any Default has occurred and is continuing, describing the same in reasonable detail), (ii) setting forth in reasonable detail the computations necessary to determine whether the Company is in compliance with Section 9.01 as of the end of the respective fiscal quarter or fiscal year and (iii) certifying that the Company is in compliance with Section
8.08 or will be in compliance within the next 30 days and listing the Subsidiaries and Special Entities, if any, that will be executing Guaranty Agreements.

  Section 8.02 Litigation. The Company shall promptly give to the Administrative Agent, with sufficient copies for the Lenders, notice of all legal or arbitral proceedings, and of all proceedings before any Governmental Authority affecting the Company or any Subsidiary, except proceedings which, if adversely determined, would not have a Material Adverse Effect.

  Section 8.03  Maintenance, Etc.

  (a) The Company shall and shall cause each Subsidiary Guarantor and Designated Subsidiary to: preserve and maintain the Company's corporate existence and all of its material rights, privileges and franchises; keep books of record and account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and activities; comply with all Governmental Requirements if failure to comply with such requirements will have a Material Adverse Effect; pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained; during the continuance of an Event of Default and upon reasonable notice, permit representatives of the Administrative Agent, during normal business hours, to examine its books and records, to inspect its Properties, and to discuss its business and affairs with its financial officers, all to the extent reasonably requested by the Administrative Agent and to the extent requested by the President of the Administrative Agent, copy and make extracts of its books and records; and keep, or cause to be kept, insured by financially sound and reputable insurers all Property of a character usually insured by Persons engaged in the same or similar business similarly situated against loss or damage of the kinds and in the amounts customarily insured against by such Persons and carry such other insurance as is usually carried by such Persons including, without limitation, pollution liability insurance to the extent reasonably available.

  (b) Contemporaneously with the delivery of the financial statements required by Section 8.01(a) to be delivered for each year, the Company will furnish or cause to be furnished to the Administrative Agent a certificate of insurance coverage from the insurer in substantially the form provided at the closing of this

Agreement and, if requested, will furnish the Administrative Agent copies of the applicable policies.

  Section 8.04  Environmental Matters.

  (a) The Company will and will cause each Subsidiary to establish and implement such procedures as may be reasonably necessary to continuously determine and assure that any failure of the following does not have a Material Adverse Effect: (i) all Property of the Company and its Subsidiaries and the operations conducted thereon and other activities of the Company and its Subsidiaries are in compliance with and do not violate the requirements of any Environmental Laws, (ii) no oil, hazardous substances or solid wastes are disposed of or otherwise released on or to any Property owned by any such party except in compliance with Environmental Laws, (iii) no hazardous substance will be released on or to any such Property in a quantity equal to or exceeding that quantity which requires reporting pursuant to Section 103 of CERCLA, and (iv) no oil, oil and gas exploration and production wastes or hazardous substance is released on or to any such Property so as to pose an imminent and substantial endangerment to public health or welfare or the environment.

  (b) The Company will promptly notify the Administrative Agent and the Lenders in writing of any threatened action, investigation or inquiry by any Governmental Authority of which the Company has knowledge in connection with any Environmental Laws which may have a Material Adverse Effect.

  Section 8.05 Further Assurances. The Company will and will cause each Subsidiary to cure promptly any defects in the creation and issuance of the Notes and the execution and delivery of the other Loan Documents and this Agreement. The Company at its expense will and will cause each Subsidiary to promptly execute and deliver to the Administrative Agent upon request all such other documents, agreements and instruments to comply with or accomplish the covenants and agreements of the Company or any Subsidiary, as the case may be, in the other Loan Documents and this Agreement, or to further evidence and more fully describe the collateral intended as security for the Notes, or to correct any omissions in the other Loan Documents, or to perfect, protect or preserve any Liens created pursuant to any of the other Loan Documents, or to make any recordings, to file any notices or obtain any consents, all as may be necessary or appropriate in connection therewith.

  Section 8.06 ERISA Information and Compliance. The Company will promptly furnish and will cause the Subsidiaries and any ERISA Affiliate to promptly furnish to the Administrative Agent (i) immediately upon becoming aware of the occurrence of any ERISA Event which could result in a liability of the Company, any Subsidiary or any ERISA Affiliate having a Material Adverse Effect (individually or in the aggregate with respect to all ERISA Events), a written notice signed by the President or the principal financial officer of the Company, the Subsidiary or the ERISA Affiliate, as the case may be,

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

specifying the nature thereof, what action the Company, the Subsidiary or the ERISA Affiliate is taking or proposes to take with respect thereto, and, when known, any action taken or proposed by the Internal Revenue Service, the Department of Labor or the PBGC with respect thereto, (ii) promptly after request by the Administrative Agent, a true and correct copy of each actuarial report for any Plan and each annual report for any Multiemployer Plan, (iii) immediately upon receipt of a notice from a Multiemployer Plan regarding the imposition of Withdrawal Liability having a Material Adverse Effect, a true and complete copy of such notice, (iv) immediately upon becoming aware that a Multiemployer Plan has been terminated, that the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or that the PBGC has instituted or intends to institute proceedings under section 4042 of ERISA to terminate a Multiemployer Plan which occurrence would have a Material Adverse Effect, a written notice signed by the President or the principal financial officer of the Company, the Subsidiary or the ERISA Affiliate, as the case may be, specifying the nature of such occurrence and any other information relating thereto requested by the Administrative Agent, and
(v) immediately upon receipt thereof, copies of any notice of the PBGC's intention to terminate or to have a trustee appointed to administer any Benefit Plan which occurrence would have a Material Adverse Effect.

  Section 8.07 Lease Payments. The Company will cause its obligations to Enserch Exploration Holdings, Inc. to be subordinated to the Indebtedness on terms substantially similar to the terms set forth on Exhibit M or on terms and subject to documentation satisfactory to the Administrative Agent.

  Section 8.08 Subsidiary Guaranty Agreements. The Company will cause each of its Subsidiaries and Special Entities to execute a Subsidiary Guaranty Agreement, except for such Subsidiaries and Special Entities that in the aggregate do not have assets at book value in excess of 15% of the total consolidated assets at book value of the Company. The Company shall have 30 days from the date of delivery of each Compliance Certificate to comply with this covenant. At the time that a Subsidiary or Special Entity executes and delivers a Subsidiary Guaranty Agreement to the Administrative Agent it shall also deliver to the Administrative Agent the following in form and substance acceptable to the Administrative Agent:

  (a) A certificate of the Secretary or an Assistant Secretary of each Subsidiary Guarantor setting forth (i) resolutions of its board of directors or appropriate Persons with respect to the authorization of such Subsidiary Guarantor to execute and deliver the Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) the officers of such Subsidiary Guarantor (y) who are authorized to sign the Loan Documents to which such Subsidiary Guarantor is a party and (z) who will, until replaced by another officer or officers duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the transactions contemplated hereby, (iii) specimen signatures of the authorized officers, and (iv) the articles or certificate of incorporation and bylaws or appropriate document of governance of such Subsidiary Guarantor, certified as being true and complete. The Agents and the Lenders may conclusively rely on such certificate until they receive notice in writing from the Company to the contrary.

  (b) An opinion of counsel to the Subsidiary Guarantor, substantially in the form of Exhibit N.


 ARTICLE IX

 NEGATIVE COVENANTS

 The Company covenants and agrees that, so long as any of the Commitments are in effect and until payment in full of Loans hereunder and all interest thereon without the prior written consent of the Majority
Lenders:

  Section 9.01 Debt to Capital Ratio. The Company will not permit its ratio ("Debt to Capital Ratio") expressed as a percentage of (i) Debt of the Company and its Consolidated Subsidiaries on a consolidated basis ("Consolidated Debt") to (ii) the sum of Consolidated Debt plus Net Worth to exceed 60% at any time; provided that in no event will Consolidated Debt ever exceed $750,000,000.

  Section 9.02 Liens. Except as expressly permitted in this Section 9.02, the Company will not at any time, directly or indirectly, create, assume or suffer to exist, and will not cause, suffer or permit any Designated Subsidiary or Subsidiary Guarantor as long as it remains a Designated Subsidiary or Subsidiary Guarantor, directly or indirectly, to create, assume or suffer to exist, except in favor of the Company, any Lien upon any of its Properties (now owned or hereafter acquired), without making effective provision (and the Company covenants that in any such case it will make or cause to be made effective provision) whereby the Indebtedness and any other Debt of the Company or any Designated Subsidiary or Subsidiary Guarantor then entitled thereto shall be secured by such Lien equally and ratably with any and all other obligations and indebtedness thereby secured, so long as any such other obligations or indebtedness shall be so secured. Nothing in this Agreement shall be construed to prevent the Company or any Designated Subsidiary or Subsidiary Guarantor without so securing the amounts outstanding hereunder, from creating, assuming or suffering to exist the following Liens, to which the provisions of this paragraph shall not be applicable:

  (a) Liens upon any Property presently owned or hereafter acquired, created at the time of acquisition to secure a portion of the purchase price thereof, or existing thereon at the date of acquisition, whether or not assumed by the Company or one of its Designated Subsidiaries or Subsidiary Guarantors, provided that every such Lien shall apply only to the Property so acquired and fixed improvements thereon;

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

  (b) any extension, renewal, or refunding of any Lien permitted by
Section 9.02(a), if limited to the same Property subject to, and securing not more than the amount secured by, the Lien extended, renewed or refunded;

  (c) the pledge of current assets in the ordinary course of business, to secure current liabilities;

  (d) Liens upon (i) Property, to secure obligations to pay all or a part of the purchase price of such Property only out of or measured by the production, or the proceeds of such production, from such Property of oil or gas or products or by-products thereof, or (ii) the production from Property of oil or gas or products or by-products thereof, or the proceeds of such production, to secure obligations to pay all or a part of the expenses of exploration, drilling or development of such Property only out of such production or the proceeds of such production;

  (e) mechanics' or materialmen's liens, good faith deposits in connection with tenders, leases of real estate, bids or contracts (other than contracts for the payment of money), deposits to secure public or statutory obligations, deposits to secure, or in lieu of, surety, stay or appeal bonds, and deposits as security for the payment of taxes or assessments or similar charges, Liens given in connection with bid or completion bonds; provided that such obligations secured are not yet due or are being contested in good faith by appropriate action and against which an adequate reserve has been established;

  (f) any Lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation for any purposes at any time as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Company or a Subsidiary to maintain self-insurance or to participate in any funds established to cover any insurance risks or in connection with workmen's compensation, unemployment insurance, old age pensions or other social security, or to share in the privileges or benefits required for companies participating in such arrangements; provided that such obligations secured are not yet due or are being contested in good faith by appropriate action and against which an adequate reserve has been established;

  (g) the pledge or assignment of accounts receivable, including customers' installment paper, to banks or others made in the ordinary course of business (including to or by a Subsidiary which is principally engaged in the business of financing the business of the Company and its Subsidiaries);

  (h) the Liens of taxes or assessments for the then current year or not at the time due, or the Liens of taxes or assessments already due but the validity of which is being contested in good faith by appropriate action and against which an adequate reserve has been established;

  (i) any judgment or Lien against the Company or a Designated
Subsidiary or Subsidiary Guarantor, so long as the finality of such judgment is being contested in good faith by appropriate action and the execution thereon is stayed;

  (j) assessments or similar encumbrances, the existence of which does not impair the value or the use of the Property subject thereto for the purposes for which it was acquired;

  (k) landlords' liens on fixtures and movable Property located on premises leased by the Company or a Designated Subsidiary or Subsidiary Guarantor in the ordinary course of business so long as the rent secured thereby is not in default;

  (l) Liens on the assets of any limited liability company organized under a limited liability company act of any state in which a limited liability company is treated as a partnership for federal income tax purposes; provided that neither the Company nor any Designated Subsidiary or Subsidiary Guarantor is liable for the Debt of such limited liability company; and

  (m) other Liens on any Properties of the Company or any Subsidiary with an aggregate value not exceeding 1% of the book value of the total assets of the Company on a consolidated basis.

  Section 9.03 Investments, Loans and Advances. So long as any Loans are outstanding, neither the Company nor any Subsidiary will make any loans or advances to ENSERCH Corporation or any of its subsidiaries (but excluding the Company and its Subsidiaries) after the occurrence and during the continuance of an Event of Default or in excess of $50,000,000 in the aggregate outstanding at any one time for greater than a 90 day period.

  Section 9.04 Dividends, Distributions and Redemptions. The Company will not declare or pay any dividend, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders or make any distribution of its assets to its stockholders after the occurrence and during the continuance of an Event of Default.

  Section 9.05 Nature of Business. The Company will not allow any material change to be made in the character of its business as an independent oil and gas exploration and production company.

  Section 9.06 Mergers, Etc. Neither the Company nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person ("Disposition") unless (i) no Default exists or would result from such merger or Disposition and (ii) for any merger the Company is the survivor, or for any merger or Disposition, if the surviving Person or acquiring Person is not the Company, such surviving Person or acquiring Person assumes the Indebtedness and all other obligations of the Company under the Loan Documents and is approved by the Majority Lenders.

  Section 9.07 Proceeds of Notes. The Company will not permit the proceeds of the Notes to be used for any purpose other than those
permitted by Section 7.07.    Neither the Company nor any Person acting on
behalf of the Company has taken or will take any action which might cause any of the Loan Documents to violate Regulation G, U or X or any other regulation of the Board of Governors of the Federal Reserve System or to violate Section 7 of the Securities Exchange Act of 1934, as amended, or any rule or regulation thereunder, in each case as now in effect or as the same may hereafter be in effect.

  Section 9.08 ERISA Compliance. The Company and the Subsidiaries will not at any time:

  (a) Engage in, or permit any ERISA Affiliate to engage in, any transaction in connection with which the Company, a Subsidiary or any ERISA Affiliate could be subjected to either a civil penalty assessed pursuant to subsections (c), (i) or (l) of section 502 of ERISA or a tax imposed by Chapter 43 of Subtitle D of the Code;

  (b) Terminate, or permit any ERISA Affiliate to terminate, any Benefit Plan in a manner, or take any other action with respect to any Benefit Plan, which could result in any liability of the Company, a Subsidiary or any ERISA Affiliate to the PBGC;

  (c) Fail to make, or permit any ERISA Affiliate to fail to make, full payment when due of all amounts which, under the provisions of any Plan, agreement relating thereto or applicable law, the Company, a Subsidiary or any ERISA Affiliate is required to pay as contributions thereto;

  (d) Permit to exist, or allow any ERISA Affiliate to permit to exist, any accumulated funding deficiency within the meaning of section 302 of ERISA or section 412 of the Code, whether or not waived, with respect to any Benefit Plan;

  (e) Permit, or allow any ERISA Affiliate to permit, the actuarial present value of the benefit liabilities under any Benefit Plan maintained by the Company, a Subsidiary or any ERISA Affiliate which is regulated under Title IV of ERISA to exceed the current value of the assets (computed on a plan termination basis in accordance with Title IV of ERISA) of such Benefit Plan allocable to such benefit liabilities. The term "actuarial present value of the benefit liabilities" shall have the meaning specified in section 4041 of ERISA;

  (f) Incur, or permit any ERISA Affiliate to incur, a liability to or on account of a Plan under sections 4062, 4063, or 4064 of ERISA;

  (g) Amend, or permit any ERISA Affiliate to amend, a Plan resulting in an increase in current liability such that the Company, a Subsidiary or any ERISA Affiliate is required to provide security to such Plan under section 401(a)(29) of the Code; or

  (h) Incur or permit Withdrawal Liability and liability in connection with a reorganization or termination of a Multiemployer Plan of the Company, the Subsidiaries and the ERISA Affiliates;

provided, however, that the transactions, events and occurrences described in this Section 9.08 shall be permitted so long as such transactions, events and occurrences (individually and in the aggregate) will not result in a Material Adverse Effect.

  Section 9.09 Environmental Matters. Neither the Company nor any Subsidiary will cause or permit any of its Property to be in violation of, or do anything or permit anything to be done which will subject any such Property to any remedial obligations under, any Environmental Laws, assuming disclosure to the applicable Governmental Authority of all relevant facts, conditions and circumstances, if any, pertaining to such Property where such violations or remedial obligations would have a Material Adverse Effect.

  Section 9.10 Transactions with Affiliates. Neither the Company nor any Designated Subsidiary nor any Subsidiary Guarantor will enter into any material transaction, including, without limitation, any purchase, sale, lease or exchange of Property including the purchase or sale of oil and gas properties and hydrocarbons or the rendering of any service, with any Affiliate unless such transactions are in the ordinary course of its business and are upon fair and reasonable terms no less favorable to it than it would obtain in a comparable arm's length transaction with a Person not an Affiliate.

  Section 9.11 Restrictive Dividend Agreements. Neither the Company nor any Designated Subsidiary nor any Subsidiary Guarantor will create, incur, assume or suffer to exist any financing agreement (other than this Agreement and the other Loan Documents) which in any way restricts any Designated Subsidiary or Subsidiary Guarantor from paying dividends to the Company.

 ARTICLE X

  EVENTS OF DEFAULT; REMEDIES

  Section 10.01 Events of Default. One or more of the following events shall constitute an "Event of Default":

  (a) (i) any Obligor shall default in the payment or prepayment of any principal on any Loan when due or (ii) any Obligor shall default in the payment of any interest on any Loan or any facility fees payable by it hereunder and such default, other than a default of a payment or prepayment of principal, shall continue unremedied for a period of five (5) days or (iii) any Obligor shall default in the payment of any other amount payable by it hereunder or under any other Loan Document and such default shall continue unremedied for a period of thirty (30) days after notice of such default by the Administrative Agent to the Company; or

  (b) the Company or any Subsidiary shall default in the payment when due of any principal of or interest on any of its other Debt of $25,000,000 or more, or any event specified in any note, agreement, indenture or other document evidencing or relating to any Debt of $25,000,000 or more shall occur if the effect of such event causes, or after the giving of any notice or the lapse of time or both, if applicable, permits the holder or holders of such Debt (or a trustee or agent on behalf of such holder or holders) to cause, such Debt to become due prior to its stated maturity; or

  (c) any representation, warranty or certification made or deemed made herein or in any other Loan Documents by the Company, any Designated Subsidiary or any Subsidiary Guarantor, or any certificate furnished to any Lender or the Administrative Agent pursuant to the provisions hereof or any other Loan Documents, shall prove to have been false or misleading as of the time made, deemed made or furnished in any material adverse respect; or

  (d) the Company shall default in the performance of any of its obligations under Article IX; or

  (e) the Company shall default in the performance of any of its obligations under Article VIII or any other Loan Document or any other Article of this Agreement other than under Article IX (other than the payment of amounts due which shall be governed by Section 10.01(a)) and such default shall continue unremedied for a period of thirty (30) days after the earlier to occur of (i) notice thereof to the Company by the Administrative Agent or any Lender (through the Administrative Agent), or
(ii) a Responsible Officer of the Company otherwise becoming aware of such default; or

  (f) the Company, any Designated Subsidiary or any Subsidiary Guarantor shall admit in writing its inability to, or be generally unable to, pay its debts as such debts become due; or

  (g) the Company, any Designated Subsidiary or any Subsidiary Guarantor shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its Property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect),
(iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or

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

 acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code, or (vi) take any corporate or partnership action for the purpose of effecting any of the foregoing; or

  (h) a proceeding or case shall be commenced, without the application or consent of the Company, any Designated Subsidiary or any Subsidiary Guarantor, in any court of competent jurisdiction, seeking (i) its liquidation, reorganization, dissolution or winding-up, or the composition or readjustment of its debts, (ii) the appointment of a trustee, receiver, custodian, liquidator or the like of the Company, any Designated Subsidiary or any Subsidiary Guarantor of all or any substantial part of its Property, or (iii) similar relief in respect of the Company, any Designated Subsidiary or any Subsidiary Guarantor under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts, and such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of 90 days; or (iv) an order for relief against the Company, any Designated Subsidiary or any Subsidiary Guarantor shall be entered in an involuntary case under the Federal Bankruptcy Code; or

  (i) a judgment or judgments for the payment of money in excess of $25,000,000 in the aggregate shall be rendered by a court against the Company or any Subsidiary Guarantor or Designated Subsidiaries and the same shall not be discharged (or provision shall not be made for such discharge), or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof and the Company or such Subsidiary shall not, within said period of 30 days, or such longer period during which execution of the same shall have been stayed, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

  (j) the Guaranty Agreements after delivery thereof shall for any reason, except to the extent permitted by the terms thereof, cease to be in full force and effect and valid, binding and enforceable in accordance with their terms, except to the extent permitted by the terms of this Agreement, or the Company or any Subsidiary Guarantor shall so state in writing; or

  (k) ENSERCH Corporation shall cease to own, directly or indirectly, at least 50% of the outstanding voting stock of the Company.

  Section 10.02  Remedies.

  (a) In the case of an Event of Default other than one referred to in clauses (f), (g), or (h) of Section 10.01, the Administrative Agent may and, upon request of the Majority Lenders, shall, by notice to the Company, cancel the Commitments and/or declare the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes to be forthwith due and payable, whereupon such amounts shall be immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company.

  (b) In the case of the occurrence of an Event of Default referred to in clauses (f), (g), or (h) of Section 10.01, the Commitments shall be automatically cancelled and the principal amount then outstanding of, and the accrued interest on, the Loans and all other amounts payable by the Company hereunder and under the Notes shall become automatically immediately due and payable without presentment, demand, protest, notice of intent to accelerate, notice of acceleration or other formalities of any kind, all of which are hereby expressly waived by the Company.

  (c) All proceeds received after maturity of the Notes, whether by acceleration or otherwise shall be applied first to reimbursement of expenses and indemnities provided for in this Agreement and the other Loan Documents; second to accrued interest on the Notes; third to fees; fourth pro rata to principal outstanding on the Notes and other Indebtedness; and any excess shall be paid to the Company or as otherwise required by any Governmental Requirement.


 ARTICLE XI

  THE ADMINISTRATIVE AGENT

  Section 11.01 Appointment, Powers and Immunities. Each Lender hereby irrevocably appoints and authorizes Texas Commerce Bank National Association, as the Administrative Agent, and Chemical Bank, as the Auction Agent, each to act as its agent hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent and Auction Agent respectively by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The Syndication Agent, in such capacity, shall have no duties or responsibilities and shall incur no liabilities under the Loan Documents. Each Agent (which term as used in this sentence and in Section 11.05 and the first sentence of Section 11.06 shall include reference to its Affiliates and its and its Affiliates' officers, directors, employees, attorneys, accountants, experts and agents): (i) shall have no duties or responsibilities except those expressly set forth in this Agreement, and shall not by reason of this Agreement be a trustee or fiduciary for any Lender; (ii) makes no representation or warranty to any Lender and shall not be responsible to the Lenders for any recitals, statements, representations or warranties contained in this Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement, or for the value, validity, effectiveness, genuineness, execution, effectiveness, legality, enforceability or sufficiency of this Agreement, any Note or any other document referred to or provided for herein or for any failure by the Company or any other Person (other than such Agent) to perform any of its obligations hereunder or thereunder or for the existence, value, perfection or priority of any collateral security or the financial or other condition of the Company, its Subsidiaries or any other obligor or guarantor; (iii) except pursuant to Section 11.07 shall not be required to initiate or conduct any litigation or collection proceedings hereunder; and (iv) shall not be responsible for any action taken or omitted to be taken by it hereunder or under any other document or instrument referred to or provided for herein or in connection herewith including its own ordinary negligence, except for its own gross negligence or willful misconduct. The Administrative Agent may employ agents, accountants, attorneys and experts and shall not be responsible for the negligence or misconduct of any such agents, accountants, attorneys or experts selected by it in good faith or any action taken or omitted to be taken in good faith by it in accordance with the advice of such agents, accountants, attorneys or experts. Each Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof permitted hereunder shall have been filed with the Administrative Agent.

  Section 11.02 Reliance by Agent. Each Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, telecopier, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by such Agent.

  Section 11.03 Defaults. No Agent shall be deemed to have knowledge of the occurrence of a Default (other than the Administrative Agent's notice of the non-payment of principal of or interest on Loans or of fees). In the event that the Administrative Agent receives a notice of the occurrence of a Default specifying such Default and stating that such notice is a "Notice of Default", the Administrative Agent shall give prompt notice thereof to the Lenders. In the event of a payment Default, the Administrative Agent shall give each Lender prompt notice of each such payment Default.

  Section 11.04  Rights as a Lender.   With respect to its Commitments
and the Loans made by it, each Agent (and any successor acting as an Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as an Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include each Agent in its individual capacity. Each Agent (and any successor acting as an Agent) and its Affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to and generally engage in any kind of banking, trust or other business with the Company (any and of its Affiliates) as if it were not acting as an Agent, and each Agent and its Affiliates may accept fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

  Section 11.05 INDEMNIFICATION. THE LENDERS AGREE TO INDEMNIFY EACH AGENT RATABLY IN ACCORDANCE WITH ITS PERCENTAGE SHARES FOR THE INDEMNITY MATTERS AS DESCRIBED IN SECTION 12.03 TO THE EXTENT NOT INDEMNIFIED OR REIMBURSED

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

BY THE COMPANY UNDER SECTION 12.03, BUT WITHOUT LIMITING THE OBLIGATIONS OF THE COMPANY UNDER SAID SECTION 12.03 AND FOR ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND AND NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST SUCH AGENT IN ANY WAY RELATING TO OR ARISING OUT OF: (I) THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY OTHER DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY, BUT EXCLUDING, UNLESS A DEFAULT HAS OCCURRED AND IS CONTINUING, NORMAL ADMINISTRATIVE COSTS AND EXPENSES INCIDENT TO THE PERFORMANCE OF ITS AGENCY DUTIES HEREUNDER OR (II) THE ENFORCEMENT OF ANY OF THE TERMS OF THIS AGREEMENT, OTHER LOAN DOCUMENTS OR OF ANY SUCH OTHER DOCUMENTS; WHETHER OR NOT ANY OF THE FOREGOING SPECIFIED IN THIS SECTION 11.05 ARISES FROM THE SOLE OR CONCURRENT NEGLIGENCE OF SUCH AGENT, PROVIDED THAT NO LENDER SHALL BE LIABLE FOR ANY OF THE FOREGOING TO THE EXTENT THEY ARISE FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH AGENT.

  Section 11.06 Non-Reliance on the Agents and other Lenders. Each Lender acknowledges and agrees that it has, independently and without reliance on any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Company and its decision to enter into this Agreement, and that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement. The Agents shall not be required to keep themselves informed as to the performance or observance by the Company of this Agreement, the Notes, the other Loan Documents or any other document referred to or provided for herein or to inspect the properties or books of the Company. Except for notices, reports and other documents and information expressly required to be furnished to the Lenders by the Administrative Agent or Auction Agent hereunder, the Agents shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition or business of the Company (or any of its Affiliates) which may come into the possession of any Agent, or any of its Affiliates.

  Section 11.07 Action by Agent. Except for action or other matters expressly required of the Administrative Agent or Auction Agent hereunder, the Administrative Agent or Auction Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall (i) receive written instructions from the Majority Lenders (or if this Agreement requires, all of the Lenders) specifying the action to be taken, and (ii) be indemnified to its satisfaction by the Lenders against any and all liability and expenses which may be incurred by it by reason of taking or continuing to take any such action except for gross negligence or wilful misconduct. The instructions of the Majority Lenders (or if this Agreement requires, all of the Lenders) and any action taken or failure to act pursuant thereto by the Administrative Agent or Auction Agent shall be binding on all of the Lenders. If a Default has occurred and is continuing, the Administrative Agent or Auction Agent shall take such action with respect to such Default as shall be directed by the

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

Majority Lenders (or if this Agreement requires, all of the Lenders) in the written instructions (with indemnities) described in this Section 11.07, provided that, unless and until the Administrative Agent or Auction Agent shall have received such directions, the Administrative Agent or Auction Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interests of the Lenders. In no event, however, shall any Agent be required to take any action which exposes such Agent to personal liability or which is contrary to this Agreement and the other Loan Documents or applicable law.

  Section 11.08 Resignation or Removal of the Agents. Subject to the appointment and acceptance of a successor as provided below, the Administrative Agent or Auction Agent may resign at any time by giving notice thereof to the Lenders and the Company, and the Administrative Agent or Auction Agent may be removed at any time with or without cause by the Majority Lenders. Upon any such resignation or removal, the Majority Lenders shall have the right to appoint a successor Administrative Agent or Auction Agent as the case may be. If no successor Administrative Agent or Auction Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's or Auction Agent's giving of notice of resignation or the Majority Lenders' removal of the retiring Administrative Agent or Auction Agent, then the retiring Administrative Agent or Auction Agent, as the case may be, may, on behalf of the Lenders, appoint a respective successor Administrative Agent or Auction Agent.
Upon the acceptance of such appointment hereunder by a successor Administrative Agent or Auction Agent, such successor Administrative Agent or Auction Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent or Auction Agent, as the case may be, and the retiring Administrative Agent or Auction Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's or Auction Agent's resignation or removal hereunder as Administrative Agent or Auction Agent, the provisions of this Article XI and Section 12.03 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent or Auction Agent.


 ARTICLE XII

  MISCELLANEOUS

  Section 12.01 Waiver. No failure on the part of any Agent or any Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any of the Loan Documents shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under any of the Loan Documents preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

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

  Section 12.02 Notices. All notices and other communications provided for herein and in the other Loan Documents (including, without limitation, any modifications of, or waivers or consents under, this Agreement or the other Loan Documents) shall be given or made by telex, telecopy, telegraph, cable, courier or U.S. Mail or in writing and telexed, telecopied, telegraphed, cabled, mailed or delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or in the other Loan Documents or, as to any party, at such other address as shall be designated by such party in a notice to each other party. Except as otherwise provided in this Agreement or in the other Loan Documents, all such communications shall be deemed to have been duly given when transmitted by telex or telecopier, delivered to the telegraph or cable office or personally delivered or, in the case of a mailed notice, three (3) Business Days after the date deposited in the mails, postage prepaid, in each case given or addressed as aforesaid. The Company shall be the agent of each Designated Subsidiary for the receiving and giving of any notices or other communications under the Loan Documents.

  Section 12.03 Payment of Expenses, Indemnities, etc. Each Obligor agrees:

  (a) whether or not the transactions hereby contemplated are consummated, to pay all reasonable expenses of the Agents in the administration (both before and after the execution hereof and including advice of counsel as to the rights and duties of the Agents and the Lenders with respect thereto) of, and in connection with the negotiation, syndication, investigation, preparation, execution and delivery of, recording or filing of, preservation of rights under, enforcement of, and refinancing, renegotiation or restructuring of, the Loan Documents and any amendment, waiver or consent relating thereto (including, without limitation, travel, photocopy, mailing, courier, telephone and other similar expenses of the Agents, the cost of environmental audits, surveys and appraisals at reasonable intervals, the reasonable fees and disbursements of counsel for the Agents and in the case of enforcement for any of the Lenders); and promptly reimburse the Agents for the account of the Agents and the Lenders for all amounts expended, advanced or incurred by the Agents or the Lenders to satisfy any obligation of the Company under this Agreement or any other Loan Document;

  (b) TO INDEMNIFY EACH AGENT AND EACH LENDER AND EACH OF THEIR
AFFILIATES AND EACH OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") FROM, HOLD EACH OF THEM HARMLESS AGAINST AND PROMPTLY UPON DEMAND PAY OR REIMBURSE EACH OF THEM FOR, THE INDEMNITY MATTERS WHICH MAY BE INCURRED BY OR ASSERTED AGAINST OR INVOLVE ANY OF THEM (WHETHER OR NOT ANY OF THEM IS DESIGNATED A PARTY THERETO) AS A RESULT OF, ARISING OUT OF OR IN ANY WAY RELATED TO (I) ANY ACTUAL OR PROPOSED USE BY ANY OBLIGOR OF THE PROCEEDS OF ANY OF THE LOANS, (II) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS, (III) THE OPERATIONS OF THE BUSINESS OF THE COMPANY AND ITS SUBSIDIARIES, (IV) THE FAILURE OF THE COMPANY OR ANY SUBSIDIARY TO COMPLY WITH THE TERMS OF ANY LOAN DOCUMENT, OR WITH ANY GOVERNMENTAL

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

 REQUIREMENT, (V) ANY INACCURACY OF ANY REPRESENTATION OR ANY BREACH OF ANY WARRANTY OF THE COMPANY SET FORTH IN ANY OF THE LOAN DOCUMENTS, (VI) ANY ASSERTION THAT THE LENDERS WERE NOT ENTITLED TO RECEIVE THE PROCEEDS RECEIVED PURSUANT TO THE LOAN DOCUMENTS OR (VII) ANY OTHER ASPECT OF THE LOAN DOCUMENTS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL AND ALL OTHER EXPENSES INCURRED IN CONNECTION WITH INVESTIGATING, DEFENDING OR PREPARING TO DEFEND ANY SUCH ACTION, SUIT, PROCEEDING (INCLUDING ANY INVESTIGATIONS, LITIGATION OR INQUIRIES) OR CLAIM AND INCLUDING ALL INDEMNITY MATTERS ARISING BY REASON OF THE ORDINARY NEGLIGENCE OF ANY INDEMNIFIED PARTY, BUT EXCLUDING ALL INDEMNITY MATTERS ARISING SOLELY BY REASON OF CLAIMS BETWEEN THE LENDERS OR ANY LENDER AND ANY AGENT OR A LENDER'S SHAREHOLDERS AGAINST ANY AGENT OR LENDER OR BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON THE PART OF SUCH INDEMNIFIED PARTY; AND

  (c) TO INDEMNIFY AND HOLD HARMLESS FROM TIME TO TIME EACH INDEMNIFIED PARTY FROM AND AGAINST ANY AND ALL LOSSES, CLAIMS, COST RECOVERY ACTIONS, ADMINISTRATIVE ORDERS OR PROCEEDINGS, DAMAGES AND LIABILITIES TO WHICH ANY SUCH PERSON MAY BECOME SUBJECT (I) UNDER ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY OR ANY OF THEIR PROPERTIES, INCLUDING WITHOUT LIMITATION THE TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON ANY OF THEIR PROPERTIES AND RESULTING FROM THE FACT THAT THE AGENTS OR LENDERS ARE A PARTY TO ANY LOAN DOCUMENT, (II) AS A RESULT OF THE BREACH OR NON- COMPLIANCE BY THE COMPANY OR ANY SUBSIDIARY WITH ANY ENVIRONMENTAL LAW APPLICABLE TO THE COMPANY OR ANY SUBSIDIARY, (III) DUE TO PAST OWNERSHIP BY THE COMPANY OR ANY SUBSIDIARY OF ANY OF THEIR PROPERTIES OR PAST ACTIVITY ON ANY OF THEIR PROPERTIES WHICH, THOUGH LAWFUL AND FULLY PERMISSIBLE AT THE TIME, COULD RESULT IN PRESENT LIABILITY, (IV) THE PRESENCE, USE, RELEASE, STORAGE, TREATMENT OR DISPOSAL OF HAZARDOUS SUBSTANCES ON OR AT ANY OF THE PROPERTIES OWNED OR OPERATED BY THE COMPANY OR ANY SUBSIDIARY, OR (V) ANY OTHER ENVIRONMENTAL, HEALTH OR SAFETY CONDITION IN CONNECTION WITH THE LOAN DOCUMENTS, PROVIDED, HOWEVER, NO INDEMNITY SHALL BE AFFORDED UNDER THIS SECTION 12.03(C) IN RESPECT OF ANY PROPERTY FOR ANY OCCURRENCE ARISING FROM THE ACTS OR OMISSIONS OF ANY AGENT OR ANY LENDER DURING THE PERIOD AFTER WHICH SUCH PERSON, ITS SUCCESSORS OR ASSIGNS SHALL HAVE OBTAINED POSSESSION OF SUCH PROPERTY (WHETHER BY FORECLOSURE OR DEED IN LIEU OF FORECLOSURE, AS MORTGAGEE-IN-POSSESSION OR OTHERWISE).

  (d) No Indemnified Party may settle any claim to be indemnified without the consent of the indemnitor, such consent not to be unreasonably withheld; provided, that the indemnitor may not reasonably withhold consent to any settlement that an Indemnified Party proposes, if the indemnitor does not have the financial ability to pay all its obligations outstanding and asserted against the indemnitor at

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

 that time, including the maximum potential claims against the Indemnified Party to be indemnified pursuant to this Section 12.03.

  (e) In the case of any indemnification hereunder, the Administrative Agent or a Lender, as appropriate shall give notice to the Company of any such claim or demand being made against such Indemnified Party and the Company shall have the non-exclusive right to join in the defense against any such claim or demand provided that if the Company provides a defense, such Indemnified Party shall bear its own cost of defense unless there is a conflict between the Company and such Indemnified Party.

  (f) THE FOREGOING INDEMNITIES SHALL EXTEND TO THE INDEMNIFIED PARTIES NOTWITHSTANDING THE NEGLIGENCE OF EVERY KIND OR CHARACTER WHATSOEVER, WHETHER ACTIVE OR PASSIVE, WHETHER AN AFFIRMATIVE ACT OR AN OMISSION, INCLUDING WITHOUT LIMITATION, ALL TYPES OF NEGLIGENT CONDUCT IDENTIFIED IN THE RESTATEMENT (SECOND) OF TORTS OF ONE OR MORE OF THE INDEMNIFIED PARTIES OR BY REASON OF STRICT LIABILITY IMPOSED WITHOUT FAULT ON ANY ONE OR MORE OF THE INDEMNIFIED PARTIES. TO THE EXTENT THAT AN INDEMNIFIED PARTY IS FOUND TO HAVE COMMITTED AN ACT OF GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, THIS CONTRACTUAL OBLIGATION OF INDEMNIFICATION SHALL CONTINUE BUT SHALL ONLY EXTEND TO THE PORTION OF THE CLAIM THAT IS DEEMED TO HAVE OCCURRED BY REASON OF EVENTS OTHER THAN THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PARTY.

  (g) Each Obligor's obligation under this Section 12.03 shall survive any termination of this Agreement and the payment of the Notes and shall continue thereafter in full force and effect.

  (h) The Obligors shall pay any amounts due under this Section 12.03 within thirty (30) days of the receipt by the Company of notice of the amount due.

  Section 12.04 Amendments, Etc. Any provision of this Agreement or any other Loan Document may be amended, modified or waived with the Company's and the Majority Lenders' prior written consent; provided that
(i) no amendment, modification or waiver which extends the maturity of the Loans, or the interest or fee payment dates, increases the Aggregate Commitments, forgives the principal amount of any Indebtedness outstanding under this Agreement, reduces the interest rate applicable to the Loans or the fees payable to the Lenders generally, affects this Section 12.04 or
Section 12.06(a) or modifies the definition of "Majority Lenders" or any provision which by its terms requires the consent or approval of all of the Lenders shall be effective without consent of all Lenders; (ii) no amendment, modification or waiver which increases or extends the Commitment of any Lender shall be effective without the consent of such Lender; and (iii) no amendment, modification or waiver which modifies the rights, duties or obligations of the Administrative Agent, Auction Agent or the Syndication Agent shall be effective without the consent of such Agent.

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

  Section 12.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

  Section 12.06  Assignments and Participations.

  (a) No Obligor may assign its rights or obligations hereunder or under the Notes without the prior consent of all of the Lenders and the Agents.

  (b) Any Lender may, upon the written consent of the Company (which consent shall not be unreasonably withheld) assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment Agreement substantially in the form of Exhibit K (an "Assignment") provided, however, that (i) any such assignment shall be in the amount of at least $10,000,000 or such lesser amount to which the Company has consented and
(ii) the assignor or assignee shall pay to the Administrative Agent a processing and recordation fee of $2500 for each assignment. Any such assignment will become effective upon the execution and delivery to the Administrative Agent of the Assignment and the written consent of the Company. Promptly after receipt of an executed Assignment, the Administrative Agent shall send to the Company a copy of such executed Assignment. Upon receipt of such executed Assignment, the Company, will, at its own expense, execute and deliver new Notes to the assignor and/or assignee, as appropriate, in accordance with their respective interests as they appear. Upon the effectiveness of any assignment pursuant to this
Section 12.06(b), the assignee will become a "Lender," if not already a "Lender," for all purposes of this Agreement and the other Loan Documents. The assignor shall be relieved of its obligations hereunder to the extent of such assignment (and if the assigning Lender no longer holds any rights or obligations under this Agreement, such assigning Lender shall cease to be a "Lender" hereunder except that its rights under Sections 4.06, 5.01,
5.05 and 12.03 shall not be affected). The Administrative Agent will prepare on the last Business Day of each month during which an assignment has become effective pursuant to this Section 12.06(b), a new Annex 1 giving effect to all such assignments effected during such month, and will promptly provide the same to the Company and each of the Lenders.

  (c) Each Lender may transfer, grant or assign participations in all or any part of such Lender's interests, rights and obligations hereunder pursuant to this Section 12.06(c) to any Person, provided that: (i) such Lender shall remain a "Lender" for all purposes of this Agreement and the transferee of such participation shall not constitute a "Lender" hereunder; and (ii) no participant under any such participation shall have rights to approve any amendment to or waiver of any of the Loan Documents except to the extent such amendment or waiver would (x) extend the Revolving Credit Termination Date, (y) reduce the interest rate (other than as a result of waiving the applicability of any post-default increases in interest rates) or fees applicable to any of the Commitments or Loans in which such participant is


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

 participating, or postpone the payment of any thereof, or (z) release all or substantially all of the collateral (except as expressly provided in the other Loan Documents) supporting any of the Commitments or Loans in which such participant is participating. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Loan Documents (the participant's rights against the granting Lender in respect of such participation to be those set forth in the agreement with such Lender creating such participation), and all amounts payable by the Company hereunder shall be determined as if such Lender had not sold such participation, provided that such participant shall be entitled to receive additional amounts under Article V on the same basis as if it were a Lender and be indemnified under
Section 12.03 as if it were a Lender. In addition, each agreement creating any participation must include an agreement by the participant to be bound by the provisions of Section 12.15.

  (d) The Lenders may furnish any information concerning the Company in the possession of the Lenders from time to time to assignees and participants (including prospective assignees and participants); provided such Persons agree in writing to be bound by the provisions of Section 12.15.

  (e) Notwithstanding anything in this Section 12.06 to the contrary, any Lender may assign and pledge its Note to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment and/or pledge shall release the assigning and/or pledging Lender from its obligations hereunder.

  (f) Notwithstanding any other provisions of this Section 12.06, no transfer or assignment of the interests or obligations of any Lender or any grant of participations therein shall be permitted if such transfer, assignment or grant would require the Company to file a registration statement with the SEC or to qualify the Loans under the "Blue Sky" laws of any state.

  Section 12.07 Invalidity. In the event that any one or more of the provisions contained in any of the Loan Documents shall, for any reason, be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of the Notes, this Agreement or any other Loan Document.

  Section 12.08 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

  Section 12.09 References. The words "herein," "hereof," "hereunder" and other words of similar import when used in this Agreement refer to this Agreement as a whole, and not to any particular article, section or subsection. Any reference herein to a

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

Section shall be deemed to refer to the applicable Section of this Agreement unless otherwise stated herein. Any reference herein to an exhibit or schedule shall be deemed to refer to the applicable exhibit or schedule attached hereto unless otherwise stated herein.

  Section 12.10 Survival. The obligations of the parties under Section 4.06, Article V, and Sections 11.05 and 12.03 shall survive the repayment of the Loans and the termination of the Commitments. To the extent that any payments on the Indebtedness or proceeds of any collateral are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, debtor in possession, receiver or other Person under any bankruptcy law, common law or equitable cause, then to such extent, the Indebtedness so satisfied shall be revived and continue as if such payment or proceeds had not been received and the Administrative Agent's and the Lenders' Liens, security interests, rights, powers and remedies under this Agreement and each other Loan Document shall continue in full force and effect. In such event, each Loan Document shall be automatically reinstated and the Company shall take such action as may be reasonably requested by the Administrative Agent and the Lenders to effect such reinstatement.

  Section 12.11 Captions. Captions and section headings appearing herein and the table of contents hereto are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

  Section 12.12  NO ORAL AGREEMENTS.  THE LOAN DOCUMENTS EMBODY THE
ENTIRE AGREEMENT AND UNDERSTANDING BETWEEN THE PARTIES AND SUPERSEDE ALL OTHER AGREEMENTS AND UNDERSTANDINGS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

  Section 12.13  GOVERNING LAW; SUBMISSION TO JURISDICTION.

  (A) THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED
IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS EXCEPT TO THE EXTENT THAT UNITED STATES FEDERAL LAW PERMITS ANY LENDER TO CHARGE INTEREST AT THE RATE ALLOWED BY THE LAWS OF THE STATE WHERE SUCH LENDER IS LOCATED. TEX. REV. CIV. STAT. ANN. ART. 5069, CH. 15 (WHICH REGULATES CERTAIN REVOLVING CREDIT LOAN ACCOUNTS AND REVOLVING TRI-PARTY ACCOUNTS) SHALL NOT APPLY TO THIS AGREEMENT OR THE NOTES.

  (B) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THE LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF TEXAS, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND (TO THE EXTENT PERMITTED BY LAW) IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.

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

 THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. THIS SUBMISSION TO JURISDICTION IS NON-EXCLUSIVE AND DOES NOT PRECLUDE THE ADMINISTRATIVE AGENT OR ANY LENDER FROM OBTAINING JURISDICTION OVER THE COMPANY IN ANY COURT OTHERWISE HAVING JURISDICTION.


  (C) NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE ADMINISTRATIVE AGENT OR ANY LENDER OR ANY HOLDER OF A NOTE TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

  (D) EACH OF THE COMPANY AND EACH LENDER HEREBY (I) IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN; (II) IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, OR DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES; (III) CERTIFIES THAT NO PARTY HERETO NOR ANY REPRESENTATIVE OR AGENT OF COUNSEL FOR ANY PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, OR IMPLIED THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS, AND (IV) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS CONTAINED IN THIS SECTION 12.13.

  Section 12.14 Interest. It is the intention of the parties hereto that each Lender shall conform strictly to usury laws applicable to it. Accordingly, if the transactions contemplated hereby would be usurious as to any Lender under laws applicable to it (including the laws of the United States of America and the State of Texas or any other jurisdiction whose laws may be mandatorily applicable to such Lender notwithstanding the other provisions of this Agreement), then, in that event, notwithstanding anything to the contrary in any of the Loan Documents or any agreement entered into in connection with or as security for the Notes, it is agreed as follows: (i) the aggregate of all consideration which constitutes interest under law applicable to any Lender that is contracted for, taken, reserved, charged or received by such Lender under any of the Loan Documents or agreements or otherwise in connection with the Notes shall under no circumstances exceed the maximum amount allowed by such applicable law, and any excess shall be cancelled automatically and if theretofore paid shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Company);

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

and (ii) in the event that the maturity of the Notes is accelerated by reason of an election of the holder thereof resulting from any Event of Default or otherwise, or in the event of any required or permitted prepayment, then such consideration that constitutes interest under law applicable to any Lender may never include more than the maximum amount allowed by such applicable law, and excess interest, if any, provided for in this Agreement or otherwise shall be cancelled automatically by such Lender as of the date of such acceleration or prepayment and, if theretofore paid, shall be credited by such Lender on the principal amount of the Indebtedness (or, to the extent that the principal amount of the Indebtedness shall have been or would thereby be paid in full, refunded by such Lender to the Company). All sums paid or agreed to be paid to any Lender for the use, forbearance or detention of sums due hereunder shall, to the extent permitted by law applicable to such Lender, be amortized, prorated, allocated and spread throughout the full term of the Loans evidenced by the Notes until payment in full so that the rate or amount of interest on account of any Loans hereunder does not exceed the maximum amount allowed by such applicable law. If at any time and from time to time (i) the amount of interest payable to any Lender on any date shall be computed at the Highest Lawful Rate applicable to such Lender pursuant to this Section 12.14 and (ii) in respect of any subsequent interest computation period the amount of interest otherwise payable to such Lender would be less than the amount of interest payable to such Lender computed at the Highest Lawful Rate applicable to such Lender, then the amount of interest payable to such Lender in respect of such subsequent interest computation period shall continue to be computed at the Highest Lawful Rate applicable to such Lender until the total amount of interest payable to such Lender shall equal the total amount of interest which would have been payable to such Lender if the total amount of interest had been computed without giving effect to this Section 12.14. To the extent that
Article 5069-1.04 of the Texas Revised Civil Statutes is relevant for the purpose of determining the Highest Lawful Rate, such Lender elects to determine the applicable rate ceiling under such Article by the indicated weekly rate ceiling from time to time in effect.

  Section 12.15  Confidentiality.   In the event that the Company
provides to the Agents or the Lenders written confidential information belonging to the Company, if the Company shall denominate such information in writing as "confidential", the Agents and the Lenders shall thereafter maintain such information in confidence in accordance with the standards of care and diligence that each utilizes in maintaining its own confidential information. This obligation of confidence shall not apply to such portions of the information which (i) are in the public domain,
(ii) hereafter become part of the public domain without the Agents or the Lenders breaching their obligation of confidence to the Company, (iii) are previously known by the Agents or the Lenders from some source other than the Company, (iv) are hereafter developed by the Agents or the Lenders without using the Company's information, (v) are hereafter obtained by or available to the Agents or the Lenders from a third party who owes no obligation of confidence to the Company with respect to such information or through any other means other than through disclosure by the Company,
(vi) are disclosed with the Company's consent, (vii) must be disclosed either pursuant to any Governmental Requirement or to Persons regulating the activities of the Agents or the Lenders, or (viii) as may be required by law or regulation or order of any

Governmental Authority in any judicial, arbitration or governmental proceeding. Further, an Agent or a Lender may disclose any such information to any other Lender, any Affiliate of such Agent or Lender, any independent petroleum engineers or consultants, any independent certified public accountants, any legal counsel employed by such Person in connection with this Agreement or any other Loan Document, including without limitation, the enforcement or exercise of all rights and remedies thereunder, or any assignee or participant (including prospective assignees and participants) in the Loans; provided, however, that such Agent or Lender imposes on the Person to whom such information is disclosed the same obligation to maintain the confidentiality of such information as is imposed upon it hereunder. Notwithstanding anything to the contrary provided herein, this obligation of confidence shall cease three (3) years from the date the information was furnished, unless the Company requests in writing at least thirty (30) days prior to the expiration of such three year period, to maintain the confidentiality of such information for an additional three year period. The Company waives any and all other rights it may have to confidentiality as against the Agents and the Lenders arising by contract, agreement, statute or law except as expressly stated in this Section 12.15.

  Section 12.16 Effectiveness. This Agreement shall not be effective until executed by all parties hereto and delivered to and accepted by the Administrative Agent, and the other conditions listed in the definition of "Effective Date" have occurred.

  Section 12.17 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; THAT IT HAS IN FACT READ THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT; THAT IT HAS BEEN REPRESENTED BY INDEPENDENT LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT SUCH PROVISION IS NOT "CONSPICUOUS."

  The parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

 ENSERCH EXPLORATION, INC.
ATTEST:

/s/    By: /s/ A. E. Gallatin
  ------------------------------    --------------------------------
Assistant Corporate Secretary Name:  A. E. Gallatin
 Title: Vice President and Treasurer

LENDER AND   TEXAS COMMERCE BANK NATIONAL  ADMINISTRATIVE AGENT:
ASSOCIATION


 By: /s/ Dale S. Hurd
  ------------------------------ Name:  Dale S. Hurd
 Title: Senior Vice President


 Lending Office for Base Rate Loans:

 2200 Ross Avenue
 Dallas, TX 75201


 Lending Office for Eurodollar Loans:

 2200 Ross Avenue
 Dallas, TX 75201


 Address for Notices:

 2200 Ross Avenue
 Dallas, TX 75201

 Telecopier No.: (214) 922-2389  Telephone No.:  (214) 922-2583
Attention: Dale Hurd

SYNDICATION AGENT
AND LENDER:  THE CHASE MANHATTAN BANK, N.A.


 By: /s/ Bettylou J. Robert
  --------------------------------- Name:  Bettylou J.Robert
 Title: Vice President


 Lending Office for Base Rate Loans:

 The Chase Manhattan Bank, N.A.  1 Chase Manhattan Plaza
 New York, New York 10005


 Lending Office for Eurodollar Loans:

 The Chase Manhattan Bank, N.A.  1 Chase Manhattan Plaza
 New York, New York 10005


 Address for Notices:

 The Chase Manhattan Bank, N.A. 2 Chase Manhattan Plaza, 5th Floor New York, New York 10005

 Telecopier No.:  (212) 552-4455  Telephone No.:   (212) 552-3017
Attention: Joselin Fernandes

 [With copy to:]

 Chase National Corporate Services, Inc.  One Houston Center
 1221 McKinney, Suite 3000
 Houston, Texas 77010

 Telecopier No.: (713) 751-9122  Telephone No.:  (713) 751-5657
Attention: Scott Porter

LENDER:    CITIBANK, N.A.



 By: /s/ Mark J. Lyons
 -------------------------------- Name:  Mark. J. Lyons
 Title: Vice President


 Lending Office for Base Rate Loans:

 Citibank, N.A.
 399 Park Avenue
 New York, NY 10043


 Lending Office for Eurodollar Loans:

 Same as above


 Address for Notices:

 One Court Square -- 7th Floor
 Long Island City, NY 11120

 Telecopier No.:  (718) 248-4844 Telephone No.:   (718) 248-5762
Attention: Leena Hiranandani

LENDER:    THE LONG-TERM CREDIT BANK OF JAPAN, LTD.


 By:  /s/ Satoru Otsubo
 -------------------------------- Name:  Satoru Otsubo
 Title: Joint General Manager


 Lending Office for Base Rate Loans:

 The Long-Term Credit Bank of Japan, Ltd. 165 Broadway, 48th Floor New York, NY 10006


 Lending Office for Eurodollar Loans:

 The Long-Term Credit Bank of Japan, Ltd. 165 Broadway, 48th Floor New York, NY 10006


 Addresses for Notices:

 The Long-Term Credit Bank of Japan, Ltd. 165 Broadway, 48th Floor New York, NY 10006

 Telecopier No.:  (212) 608-3452 Telephone No.:   (212) 335-4801
Attention: Bob Pacifici

 [With copy to:]

LENDER:    BANKERS TRUST COMPANY


 By:  /s/ Mary Jo Jolly
 -------------------------------- Name:  Mary Jo Jolly
 Title: Assistant Vice President


 Lending Office for Base Rate Loans:

 130 Liberty Street
 New York, NY 10006


 Lending Office for Eurodollar Loans:

 130 Liberty Street
 New York, NY 10006


 Addresses for Notices:

 130 Liberty Street
 Loan Division, 14th Floor
 New York, NY 10006

 Telecopier No.:  (212) 250-6029 Telephone No.:   (212) 250-7561
Attention: Stephen Snizek

 [With copy to:]

 Roberta K. Bohn
 Bankers Trust Company
 909 Fannin, Suite 3000
 Houston, Texas 77010
 Telecopier No.:  (713) 759-6708 Telephone No.:   (713) 759-6731

LENDER:    THE BANK OF NOVA SCOTIA


 By:  /s/ F.C.H. ASHBY
 -------------------------------- Name:  F.C.H. ASHBY
 Title: SENIOR MANAGER LOAN OPERATIONS


 Lending Office for Base Rate Loans:

 600 PEACHTREE STREET N.E.
 SUITE 2700
 ATLANTA, GA 30308


 Lending Office for Eurodollar Loans:

 600 PEACHTREE STREET N.E.
 SUITE 2700
 ATLANTA, GA 30308


 Addresses for Notices:

 600 PEACHTREE STREET N.E.
 SUITE 2700
 ATLANTA, GA 30308


 Telecopier No.:  404-888-8998  Telephone No.:   404-877-1549  Attention:
JEFREY JONES

 [With copy to:] (DOCUMENTS)

 1100 LOUISIANA STREET
 SUITE 3000
 HOUSTON, TX 77002
 ATTN: D. MATT HARRIS

LENDER:    CANADIAN IMPERIAL BANK OF COMMERCE


 By:  /s/ GARY C. GASKILL
 -------------------------------- Name:  GARY C. GASKILL
 Title: AUTHORIZED SIGNATORY


 Lending Office for Base Rate Loans:

 TWO PACES WEST
 2727 PACES FERRY ROAD, SUITE 1200 ATLANTA, GA 30339


 Lending Office for Eurodollar Loans:

 TWO PACES WEST
 2727 PACES FERRY ROAD, SUITE 1200 ATLANTA, GA 30339


 Addresses for Notices:

 TWO PACES WEST
 2727 PACES FERRY ROAD, SUITE 1200 ATLANTA, GA 30339


 Telecopier No.:  (404) 319-4950 Telephone No.:   (404) 319-4835
Attention: MS. ADRIENNE BURCH

 [With copy to:]

National Westminster Bank Plc
New York Branch  By:  /s/ Stephen R. Parker
 -------------------------------- Name:  Stephen R. Parker
 Title: Vice President

National Westminster Bank Plc
Nassau Branch   By:  /s/ Stephen R. Parker
 -------------------------------- Name:  Stephen R. Parker
 Title: Vice President


 Lending Office for Base Rate Loans:

 National Westminister Bank Plc New York Branch


 Lending Office for Eurodollar Loans:

 National Westminster Bank Plc
 Nassau Branch


 Addresses for Notices:

 National Westminster Bank Plc
 175 Water Street
 New York, New York 10038

 Telecopier No.:  (212) 602-4118 Telephone No.:   (212) 602-4180
Attention: Nadira Fauder

LENDER:    The First National Bank of Chicago


 By:  /s/ Dixon P. Schultz
 -------------------------------- Name:  Dixon P. Schultz
 Title: Vice President


 Lending Office for Base Rate Loans:

 The First National Bank of Chicago 1 First National Plaza, Suite 0634, Floor Chicago, Illinois 60670


 Lending Office for Eurodollar Loans:

 The First National Bank of Chicago 1 First National Plaza, Suite 0634, Floor Chicago, Illinois 60670


 Addresses for Notices:

 The First National Bank of Chicago 1 First National Plaza, Suite 0634, Floor Chicago, Illinois 60670

 Telecopier No.:  (312) 732-4840 Telephone No.:   (312) 732-8705
Attention: Lynn Pozsgay

 [With copy to:]

LENDER:    THE BANK OF NEW YORK


 By:  /s/ Raymond J. Palmer
 -------------------------------- Name:  Raymond J. Palmer
 Title: Vice President


 Lending Office for Base Rate Loans:

 The Bank of New York
 One Wall Street, 19th Fl.
 New York, New York 10286


 Lending Office for Eurodollar Loans:

 The Bank of New York
 One Wall Street, 19th Fl.
 New York, New York 10286


 Addresses for Notices:

 The Bank of New York
 One Wall Street, 19th Fl.
 New York, New York 10286

 Telecopier No.:  (212) 635-7923 Telephone No.:   (212) 635-7921
Attention: Nina Russo-Valdes

 [With copy to:]

LENDER:    NationsBank of Texas, N.A.


 By:  /s/ Denise Ashford Smith
 -------------------------------- Name:  Denise Ashford Smith
 Title: Senior Vice President


 Lending Office for Base Rate Loans:

 901 Main Street, 64th Floor
 Dallas, TX 75202
 Attn: Denise Ashford Smith


 Lending Office for Eurodollar Loans:

 901 Main Street, 64th Floor
 Dallas, TX 75202
 Attn: Denise Ashford Smith


 Addresses for Notices:

 Corporate Credit Services
 901 Main Street, 14th Floor
 Dallas, TX 75202

 Telecopier No.:  214/508-1215  Telephone No.:   214/508-1225  Attention:
Betty Canales

 [With copy to:]

LENDER:    THE BANK OF TOKYO, LTD.
 DALLAS AGENCY


 By:  /s/ John M. McIntyre
 -------------------------------- Name:  John M. McIntyre
 Title: Vice President


 Lending Office for Base Rate Loans:

 The Bank of Tokyo, Ltd.
 2001 Ross Avenue, Suite 3150
 Dallas, Texas 75201


 Lending Office for Eurodollar Loans:

 The Bank of Tokyo, Ltd.
 2001 Ross Avenue, Suite 3150
 Dallas, Texas 75201

 Addresses for Notices:

 The Bank of Tokyo, Ltd.
 909 Fannin, 2 Houston Center, Ste. 1104 Dallas, Texas 77010

 Telecopier No.:  (713) 658-8341 Telephone No.:   (713) 658-1021
Attention: Nadra H. Breir

LENDER:    The Fuji Bank, Ltd.


 By:  /s/ Soichi Yoshida
 -------------------------------- Name:  Soichi Yoshida
 Title: Vice President and Senior Manager


 Lending Office for Base Rate Loans:

 The Fuji Bank, Ltd.
 Houston Agency
 1221 McKinney St. Suite 4100
 Houston, TX 77010


 Lending Office for Eurodollar Loans:

 The Fuji Bank, Ltd.
 Houston Agency
 1221 McKinney St. Suite 4100
 Houston, TX 77010

 Addresses for Notices:

 The Fuji Bank, Ltd.
 Houston Agency
 1221 McKinney St. Suite 4100
 Houston, TX 77010

 Telecopier No.:  (713) 759-0048 Telephone No.:   (713) 650-7826
Attention: Teri McPherson

LENDER:    Union Bank of Switzerland
 Houston Agency


 By:  /s/ Evans Swann
 -------------------------------- Name:  Evans Swann
 Title: Managing Director


 By:  /s/ Alfred Imholz
 -------------------------------- Name:  Alfred Imholz
 Title: Managing Director


 Lending Office for Base Rate Loans:

 1100 Louisiana, Suite 4500
 Houston, TX 77002


 Lending Office for Eurodollar Loans:

 1100 Louisiana, Suite 4500
 Houston, TX 77002

 Addresses for Notices:

 1100 Louisiana, Suite 4500
 Houston, TX 77002

 Telecopier No.:  (713) 655-6555 Telephone No.:   (713) 655-6500
Attention: Alfred Imholz  Managing Director

 With copy to:    James Broadus

 Telecopier No.:  (212) 821-3269 Telephone No.:   (212) 821-3227

LENDER:    Dresdner Bank AG New York
 and Grand Cayman Branches


 By:  /s/ J. Curtin Beaudouin
 -------------------------------- Name:  J. Curtin Beaudouin
 Title: Vice President


 By:  /s/ Ernest C. Fung
 -------------------------------- Name:  Ernest C. Fung
 Title: Vice President


 Lending Office for Base Rate Loans:

 Dresdner Bank AG, Grand Cayman Branch 75 Wall Street
 New York, New York 10005-2889


 Lending Office for Eurodollar Loans:

 Dresdner Bank AG, Grand Cayman Branch 75 Wall Street
 New York, New York 10005-2889

 Addresses for Notices:

 Dresdner Bank AG, Grand Cayman Branch 75 Wall Street
 New York, New York 10005-2889

 Telecopier No.:  (212) 898-0524 Telephone No.:   (212) 574-0183
Attention: Craig Erickson

 With copy to:

 Credit Department
 Dresdner Bank AG, New York
 Attn: Ms. Yunie Shin-Thomas
 75 Wall Street
 New York, NY 10005-2889

 CREDIT LYONNAIS CAYMAN ISLAND BRANCH


 By:  /s/ Xavier Ratouis
 -------------------------------- Name:  Xavier Ratouis
 Title: Authorized Signature


 Lending Office for Base Rate Loans:

 Credit Lyonnais Cayman Island Branch 1301 Avenue of the Americas
 New York, New York 10019
 Attention: Loan Servicing


 Lending Office for Eurodollar Loans:

 Credit Lyonnais Cayman Island Branch 1301 Avenue of the Americas
 New York, New York 10019
 Attention: Loan Servicing


 Addresses for Notices:

 c/o Credit Lyonnais Representative Office 1000 Louisiana, Suite 5360 Houston, TX 77002

 Telecopier No.:  (713) 751-0307 Telephone No.:   (713) 751-0500
Attention: Mr. A. David Dodd

LENDER:    The Industrial Bank of Japan Trust Company


 By:  /s/ Robert W. Ramage, Jr.
 -------------------------------- Name:  Robert W. Ramage, Jr.
 Title: Senior Vice President


 Lending Office for Base Rate Loans:

 The Industrial Bank of Japan Trust Company 245 Park Avenue
 New York, NY 10167


 Lending Office for Eurodollar Loans:

 The Industrial Bank of Japan Trust Company 245 Park Avenue
 New York, NY 10167


 Addresses for Notices:

 The Industrial Bank of Japan Trust Company 245 Park Avenue
 New York, NY 10167

 Telecopier No.:  (212) 949-0134 Telephone No.:   (212) 309-6521
Attention: Credit Administration

 [With copy to:]

LENDER:    Royal Bank of Canada


 By:  /s/ Gil J. Benard
 -------------------------------- Name:  Gil J. Benard
 Title: Senior Manager


 Lending Office for Base Rate Loans:

 Royal Bank of Canada
 1 Financial Square, 24th Floor

New York, New York 10005-3531


 Lending Office for Eurodollar Loans:

 Royal Bank of Canada
 1 Financial Square, 24th Floor
 New York, New York 10005-3531


 Addresses for Notices:

 Royal Bank of Canada
 600 Wilshire Blvd., Suite 800
 Los Angeles, CA 90017

 Telecopier No.:  (213) 955-5350 Telephone No.:   (213) 955-5321
Attention: Gil J. Benard

 [With copy to:]

LENDER:    Westdeutsche Landesbank Girozentrale


 By:  /s/ Richard R. Newman
 -------------------------------- Name:  Richard R. Newman
 Title: Vice President


 By:  /s/ Sal Battinelli
 -------------------------------- Name:  Sal Battinelli
 Title: Vice President


 Lending Office for Base Rate Loans:

 Westdeutsche Landesbank Girozentrale 1211 Avenue of the Americas
 New York, New York 10036


 Lending Office for Eurodollar Loans:

 Westdeutsche Landesbank Girozentrale 1211 Avenue of the Americas
 New York, New York 10036


 Addresses for Notices:

 Westdeutsche Landesbank Girozentrale 1211 Avenue of the Americas
 New York, New York 10036

 Telecopier No.:  (212) 852-6307 Telephone No.:   (212) 852-6120
 Attention: Richard R. Newman

LENDER:    Caisse Nationale de Credit Agricole


 By:  /s/ David Bouhl
 -------------------------------- Name:  David Bouhl
 Title: First Vice President and Head of Corporate Banking -- Chicago


 Lending Office for Base Rate Loans:

 Caisse Nationale de Credit Agricole 55 East Monroe Street
 Chicago, Illinois 60603-5702


 Lending Office for Eurodollar Loans:

 Caisse Nationale de Credit Agricole 55 East Monroe Street
 Chicago, Illinois 60603-5702


 Addresses for Notices:

 Caisse Nationale de Credit Agricole 55 East Monroe Street
 Chicago, Illinois 60603-5702

 Telecopier No.:  312/372-3724  Telephone No.:   312/917-7560  Attention:
Stacey Mannion

 [With copy to:] Brian D. Knezeak Telephone: 312/917-7546

      FIRST AMENDMENT TO CREDIT AGREEMENT


    THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among: ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as defined in the Credit Agreement as hereafter defined) that is a signatory hereto; THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent") and Citibank, N.A. a national banking association (in its individual capacity, "Citibank") and as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent") .

           R E C I T A L S

 A. The Company, the Agents, and the Lenders have entered into that certain Credit Agreement dated as of May 1, 1995 (the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

 B. The Company, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

 1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

 2.   As used in the Agreement, the terms "Administrative Agent,"
"Auction Agent," "Citibank," "Documentation Agent" and Syndication Agent" shall have the meaning indicated above.

 3.   The definitions of  "Agents", "Debt" and "Principal Office" in
Section 1.02 of the Credit Agreement are hereby amended to read as follows:

    "Agents" shall mean the Administrative Agent, the Auction Agent, the Documentation Agent and the
     Syndication Agent.


    "Debt" shall mean, for the Company or any Subsidiary the sum of the following (without duplication): (i) all obligations for borrowed money or evidenced by bonds, debentures, mandatorily redeemable preferred stock (including such stock of Affiliates) with maturities before the Revolving Credit Termination
     Date, notes or other similar instruments (excluding interest, fees and charges); (ii) all obligations in respect of bankers' acceptances, unreimbursed drawings on letters of credit, surety or other bonds; (iii) all Capital Lease Obligations; (iv) all
     Operating Lease Obligations; (v) all financial guaranties in respect of Debt of unconsolidated
     Affiliates and unrelated Persons; (vi) all obligations secured by a Lien on any asset, whether or not such Debt is assumed, but excluding obligations secured by Liens permitted by Sections
     9.02(c), (e), (f), (h), (i), (j), (k) and (l); (vii)
     all production payments in connection with oil and gas properties; and (viii) all Debt of Special
     Entities to the extent the Company or any Subsidiary is liable for such Debt under GAAP or such Debt is reflected on the consolidated balance sheet of the Company or any Subsidiary. "Debt" shall not include
     Permitted Subordinated Debt."

    "Principal Office" shall mean 270 Park Avenue, New
     York, New York 10017.

 4.   The definition "Revolving Credit Termination Date" in Section
1.02 of the Credit Agreement is hereby amended to read as follows:

    "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(a) or 10.02, August 1, 2001".

 5. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definition:

    "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of September 16, 1996, among the Company, the Lenders and the Agents."

 6. Section 8.07 of the Credit Agreement is hereby amended to read as follows:

    "Section 8.07 Lease Payments. The Company, at its option, may cause its obligations to Enserch Exploration
  Holdings, Inc. to be subordinated to the Indebtedness on terms substantially similar to the terms set forth on Exhibit M or on terms and subject to documentation satisfactory to the Administrative Agent.

 7. Section 9.01 of the Credit Agreement is hereby amended to read as follows:

    "Section 9.01 Debt to Capital Ratio. The Company will not permit its ratio ("Debt to Capital Ratio") expressed as a percentage of (i) Debt of the Company and its Consolidated Subsidiaries on a consolidated basis ("Consolidated Debt") to
  (ii) the sum of Consolidated Debt plus Net Worth to exceed 60% at any time; provided that in no event will Consolidated Debt ever exceed $900,000,000."

 8. Section 9.03 of the Credit Agreement is hereby amended by adding the following sentence at the end of such Section:

 "From and after the date that the Company ceases to be an Affiliate of ENSERCH Corporation, neither the Company nor any Subsidiary may make loans or advances to ENSERCH Corporation or any of its subsidiaries, and any outstanding loans and advances to ENSERCH Corporation and its subsidiaries from the Company and its Subsidiaries on such date of disaffiliation shall be immediately repaid."

 9. Section 10.01(k) of the Credit Agreement is hereby amended to read as follows:

    "(k) any Change of Control shall occur. For purposes of this Section 10.01(k), "Change of Control" shall mean other than Enserch Corporation's ownership, the acquisition by any Person, or two or more Persons acting in concert, of beneficial ownership (within the meaning of the Securities Exchange Act of 1934) of 35% or more of the outstanding share of voting stock of the Company."

 10. The first two sentences of Section 11.01 of the Credit Agreement are hereby amended to read as follows:

 "Each Lender hereby irrevocably appoints and authorizes Chase as the Administrative Agent and the Auction Agent to act as its agents hereunder and under the other Loan Documents with such powers as are specifically delegated to the Administrative Agent and the Auction Agent respectively by the terms of this Agreement and the other Loan Documents, together with such powers as reasonably incidental thereto. The Syndication Agent and Documentation Agent, in such capacities, shall have no duties or responsibilities and shall incur no liabilities under the Loan Documents."

 11.  Attached to this Amendment is a new Annex 1 to the Credit
Agreement.

 12. This Amendment shall become binding on the Lenders when, and only when, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent or its counsel:

    (a) counterparts of this Amendment executed by the Company, the Agents and the Lenders;

    (b)  prepayment by the Company of all outstanding Loans, accrued
interest,   accrued fees and other expenses due under the Credit
       Agreement to September 16, 1996, including without limitation, payment of breakage costs under Section 5.05 of the Credit Agreement in connection with this prepayment of the Loans within 10 days of presentation of a bill by each Lender;

    (c) refunding of the Loans prepaid in clause (b) above by the Lenders set forth on Annex 1 attached hereto in proportion to their respective Percentage Shares, with the Administrative Agent netting such prepayments and fundings to the extent administratively convenient;

    (d)  issuance of new Notes to the Lenders on Annex 1 attached
hereto, duly     completed and executed;

    (e) a certificate of the Secretary or an Assistant Secretary of the Company setting forth resolutions of its board of directors with respect to the authorization of the Company to execute, deliver and perform this Amendment; and

    (f) such other documents as it or its counsel may reasonably request.

 13. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

 14. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

 15. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

 16. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

 17. The Lenders listed on Annex 1 attached hereto are for all purposes Lenders under the Loan Documents.
   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of September 16, 1996.


COMPANY:                             ENSERCH EXPLORATION, INC.


                By:_____________________________
                Name:
                Title:

LENDER AND ADMINISTRATIVE AGENT,     THE CHASE MANHATTAN BANK
 SYNDICATION AGENT AND
AUCTION AGENT:

                By:_____________________________
                Name:
                Title:


LENDER AND DOCUMENTATION        CITIBANK, N.A.
AGENT:


                By:_____________________________
                Name:
                Title:


LENDERS:                             THE BANK OF NOVA SCOTIA


                By:_____________________________
                Name:
                Title:


                NATIONSBANK OF TEXAS, N.A.


                By:_____________________________
                Name:
                Title:


                ROYAL BANK OF CANADA

                By:_____________________________
                Name:
                Title:


                BANKERS TRUST COMPANY


                By:_____________________________
                Name:
                Title:


                CANADIAN IMPERIAL BANK OF
                 COMMERCE

                By:_____________________________
                Name:
                Title:


                THE FIRST NATIONAL BANK OF
                 CHICAGO


                By:_____________________________
                Name:
                Title:


                THE BANK OF NEW YORK


                By:_____________________________
                Name:
                Title:


                THE LONG-TERM CREDIT BANK OF
                 JAPAN, LTD.


                By:_____________________________
                Name:
                Title:


                THE BANK OF TOKYO-MITSUBISHI, LTD.


                By:_____________________________
                Name:
                Title:


                CREDIT LYONNAIS NEW YORK BRANCH


                By:_____________________________
                Name:
                Title:


                THE INDUSTRIAL BANK OF JAPAN
                 TRUST COMPANY


                By:_____________________________
                Name:
                Title:

                THE SANWA BANK, LIMITED


                By:_____________________________
                Name:
                Title:


                CAISSE NATIONALE DE CREDIT
                 AGRICOLE


                By:_____________________________
                Name:
                Title:


                THE FUJI BANK, LTD.


                By:_____________________________
                Name:
                Title:


                TORONTO DOMINION (TEXAS), INC.


                By:_____________________________
                Name:
                Title:


                UNION BANK OF SWITZERLAND
                HOUSTON AGENCY


                By:_____________________________
                Name:
                Title:

                By:_____________________________
                Name:
                Title:


                DRESDNER BANK AG NEW YORK
                AND GRAND CAYMAN BRANCHES


                By:_____________________________
                Name:

                Title:


                By:_____________________________
                Name:
                Title:

 BANKS THAT WILL NO LONGER BE LENDERS AS OF SEPTEMBER 16, 1996.


                NATIONAL WESTMINSTER BANK PLC
                NEW YORK BRANCH


                By:_____________________________
                Name:
                Title:


                NATIONAL WESTMINSTER BANK PLC
                NASSAU BRANCH


                By:_____________________________
                Name:
                Title:


                WESTDEUTSCHE LANDESBANK
                 GIROZENTRALE


                By:_____________________________
                Name:
                Title:


                By:_____________________________
                Name:
                Title:

                  TEXAS COMMERCE BANK NATIONAL
                 ASSOCIATION


                By:_____________________________
                Name:
                Title:

     SECOND AMENDMENT TO CREDIT AGREEMENT


    THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among: ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as defined in the Credit Agreement as hereafter defined) that is a signatory hereto; THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); Citibank, N.A. a national banking association (in its individual capacity, "Citibank") and as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent") and The Bank of New York, The Bank of Nova Scotia, Bankers Trust Company, Canadian Imperial Bank of Commerce, The First National Bank of Chicago, NationsBank of Texas, N.A. and Royal Bank of Canada as co-agents (in such capacity, together with their successors in such capacity, the Co-Agents").


           R E C I T A L S

 A. The Company, the Agents, and the Lenders have entered into that certain Credit Agreement dated as of May 1, 1995 as amended by First Amendment to Credit Agreement dated as of September 16, 1996 (collectively, the "Credit Agreement"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein; and

 B. The Company, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

 NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

 1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

 2.   As used in the Agreement, the terms "Administrative Agent,"
"Auction Agent," "Citibank," "Co-Agents," "Documentation Agent" and Syndication Agent" shall have the meaning indicated above.

 3. The definitions of "Agent", "Agreement", "Applicable Margin" and "Revolving Credit Termination Date" in Section 1.02 of the Credit
Agreement are hereby amended to read as follows:


    "Agents" shall mean the Administrative Agent, the Syndication Agent and/or the Auction Agent and the Co-Agents.

    "Agreement" shall mean this Credit Agreement as amended by First Amendment and Second Amendment, as the same may from time to time be amended or supplemented.

    "Applicable Margin" shall mean the following rates per annum as are applicable based upon the Debt to Capital Ratio calculated as of the last day of a fiscal quarter of the Company to be effective for any Committed Loan outstanding or for the facility fee during the period from the Financial Statement Delivery Date following such fiscal quarter to but not including the next succeeding Financial Statement Delivery Date:




               Debt to Capital Ratio


Greater than
or equal to                  25%     35%     45%      Over
but less than       25%      35%     45%     55%       55%

 Facility Fee     .090%    .110%   .125%    .150%    .200%


 Eurodollar Loans .210%    .240%    .275%   .325%     .450%


 Base Rate Loans    0%        0%      0%     0%         0%


    "Revolving Credit Termination Date" shall mean, unless the Commitments are sooner terminated pursuant to Sections 2.03(a) or 10.02, June 27, 2002.

 4. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following definitions:

    "First Amendment" shall mean that certain First Amendment to Credit Agreement dated as of September 16, 1996, among the Company, the Lenders and the Agents."

    "Second Amendment" shall mean that certain Second
  Amendment to Credit Agreement dated as of June 27, 1997, among the Company, the Lenders and the Agents."

 5. Section 2.02(b) of the Credit Agreement is hereby amended to read as follows:

    "(b) Minimum Amounts. All Borrowings of Base Rate Loans shall be in amounts of at least $5,000,000 or the remaining balance of the Aggregate Commitments, if less, or any whole multiple of $1,000,000 in excess thereof, and all Borrowings in the form of Eurodollar Loans shall be in amounts of at least $5,000,000 or any whole multiple of $1,000,000 in excess thereof."

 6. Section 2.09(h) of the Credit Agreement is hereby deleted in its entirety.

 7. Section 8.08 of the Credit Agreement is hereby amended by substituting "25%" for "15%" in the first sentence of such section.

 8. Section 9.01 of the Credit Agreement is hereby amended to read as follows:

    "Section 9.01 Debt to Capital Ratio. The Company will not permit its ratio ("Debt to Capital Ratio") expressed as a percentage of (i) Debt of the Company and its Consolidated Subsidiaries on a consolidated basis ("Consolidated Debt") to
  (ii) the sum of Consolidated Debt plus Net Worth to exceed 60% at any time; provided that in no event will Consolidated Debt ever exceed $1,000,000,000."

 9. The second sentence of Section 11.01 of the Credit Agreement is hereby amended to read as follows:

    "The Syndication Agent, Documentation Agent and Co-Agents, in such capacities, shall have no duties or responsibilities and shall incur no liabilities under the Loan Documents."

 10.  Attached to this Amendment is a new Annex 1 to the Credit
Agreement.

 11. This Amendment shall become binding on the Lenders when, and only when, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent or its counsel:

    (a) counterparts of this Amendment executed by the Company, the Agents and the Lenders;

    (b) prepayment by the Company of all outstanding Loans and accrued interest, and the Company will pay accrued fees on June 30, 1997 and, within 30 days of presentation of a bill by each Lender, other expenses due under the Credit Agreement, including without limitation, payment of breakage costs under Section 5.05 of the Credit Agreement in connection with this prepayment of the Loans;

    (c) refunding of the Loans prepaid in clause (b) above by the Lenders set forth on Annex 1 attached hereto in proportion to their respective Percentage Shares, with the Administrative Agent netting such prepayments and fundings to the extent administratively convenient;

    (d) issuance of new Notes to the extent necessary to the Lenders on Annex 1 attached hereto, duly completed and executed;

    (e) a certificate of the Secretary or an Assistant Secretary of the Company setting forth resolutions of its board of directors with respect to the authorization of the Company to execute, deliver and perform this Amendment; and

    (f) such other documents as it or its counsel may reasonably request.

 12. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

 13. The Company hereby reaffirms that as of the date of this Amendment, the representations and warranties contained in Article VII of the Credit Agreement are true and correct on the date hereof as though made on and as of the date of this Amendment, except as such representations and warranties are expressly limited to an earlier date.

 14. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

 15. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

 16. The Lenders listed on Annex 1 attached hereto are for all purposes Lenders under the Loan Documents.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of June 27, 1997.


COMPANY:                             ENSERCH EXPLORATION, INC.


                By:_____________________________
                Name:
                Title:


LENDER AND ADMINISTRATIVE AGENT,     THE CHASE MANHATTAN BANK
 SYNDICATION AGENT AND
AUCTION AGENT:

                By:_____________________________
                Name:
                Title:


LENDER AND DOCUMENTATION        CITIBANK, N.A.
AGENT:


                By:_____________________________
                Name:
                Title:


LENDERS:                             THE BANK OF NEW YORK


                By:_____________________________
                Name:
                Title:


                THE BANK OF NOVA SCOTIA


                By:_____________________________
                Name:
                Title:


                BANKERS TRUST COMPANY


                By:_____________________________
                Name:
                Title:

                CANADIAN IMPERIAL BANK OF
                 COMMERCE


                By:_____________________________
                Name:
                Title:


                THE FIRST NATIONAL BANK OF
                 CHICAGO


                By:_____________________________
                Name:
                Title:


                NATIONSBANK OF TEXAS, N.A.


                By:_____________________________
                Name:
                Title:


                ROYAL BANK OF CANADA

                By:_____________________________
                Name:
                Title:


                CAISSE NATIONALE DE CREDIT
                 AGRICOLE


                By:_____________________________
                Name:
                Title:


                THE FUJI BANK, LTD.


                By:_____________________________
                Name:
                Title:


                THE INDUSTRIAL BANK OF JAPAN
                 TRUST COMPANY

                By:_____________________________
                Name:
                Title:


                THE LONG-TERM CREDIT BANK OF
                 JAPAN, LTD.


                By:_____________________________
                Name:
                Title:


                MELLON BANK, N.A.


                By:_____________________________
                Name:
                Title:


                THE SANWA BANK, LIMITED


                By:_____________________________
                Name:
                Title:


                TORONTO DOMINION (TEXAS), INC.


                By:_____________________________
                Name:
                Title:


                UNION BANK OF SWITZERLAND
                HOUSTON AGENCY


                By:_____________________________
                Name:
                Title:

                By:_____________________________
                Name:
                Title:


                THE BANK OF TOKYO-MITSUBISHI, LTD.

                By:_____________________________
                Name:
                Title:


                DRESDNER BANK AG NEW YORK
                AND GRAND CAYMAN BRANCHES


                By:_____________________________
                Name:
                Title:


                By:_____________________________
                Name:
                Title:

                CREDIT LYONNAIS NEW YORK BRANCH


                By:_____________________________
                Name:
                Title:

      THIRD AMENDMENT TO CREDIT AGREEMENT

   THIS   THIRD  AMENDMENT  TO  CREDIT  AGREEMENT  (this
"Amendment") is among: ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as defined in the Credit Agreement as hereafter defined) that is a signatory hereto; THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and as syndication agent for the Lenders (in such capacity,
together with   its  successors  in  such  capacity,  the
"Syndication Agent"); CITIBANK, N.A., a national banking association (in its individual capacity, "Citibank") and as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent"); and the Bank of New York, The Bank of Nova Scotia, Bankers Trust Company, Canadian Imperial Bank of Commerce, The First National Bank of Chicago, NationsBank of Texas, N.A. and Royal Bank of Canada as co-agents (in such capacity, together with their successors in such capacity, the "Co-Agents").

                                   RECITALS

      A. The Company, the Agents, and the Lenders have entered into the certain Credit Agreement dated as of May 1, 1995 (the "Original Credit Agreement"), as amended by the First Amendment to the Credit Agreement dated as of September 16, 1996 (the "First Amendment") and further amended by the Second Amendment to Credit Agreement dated as of June 27, 1997 (the "Second Amendment"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein (the Original Credit Agreement, the First Amendment and the Second Amendment are collectively hereinafter referred to as the "Credit Agreement"); and

  B. The Company, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

  NOW,  THREFORE,  in consideration of the  premises  and
other   good  and  valuable  consideration  and  the  mutual
benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

  1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

    2. Section 9.06 of the Credit Agreement is deleted in its entirety and replaced with the following:

    Section 9.06 Mergers, Etc. Neither the Company nor any Subsidiary will merge into or with or consolidate with any other Person, or sell, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its Property or assets to any other Person ("Disposition") unless (i) no Default exists or would result from such merger or Disposition and (ii) for any merger, the Company (if a party to such merger) or a Subsidiary (if the Company is not a party to such merger) is the survivor, or for any merger or Disposition, if the surviving Person or acquiring Person is not the Company or a Subsidiary, such surviving Person or acquiring Person assumes the Indebtedness and all other obligations of the Company or such Subsidiary under the Loan

  Documents and is approved by the Majority Lenders.

     3.    Section  1.02  of the Credit  Agreement  is
hereby        supplemented,       where       alphabetically
appropriate, with the addition of the following:

    "Third Amendment" shall mean that certain Third
  Amendment to Credit Agreement as of September 25, 1997, among the Company, the Lenders, and the Agents.

     4.    This  Amendment  shall  become  binding  on
the     Lenders    when     ,    and     only     when,   the
Administrative     Agent  shall  have  received    each    of
the   following     in    form   and   substance  satisfactory
to the Administrative Agent or its counsel:

       (a) counterparts of this Amendment executed by the Company, the Agents and the Majority Lenders;

       (b) a certificate of the Secretary or an Assistant Secretary of the Company setting forth resolutions of its board of directors with respect to the authorization of the Company to execute, deliver and perform this Amendment; and

       (c) such other documents as it or its counsel may reasonably request.

     5. The  parties  hereto  hereby  acknowledge
and  agree  that,  except as specifically supplemented  and
amended, changed or modified hereby, the   Credit
Agreement shall  remain  in  full  force  and  effect   in
accordance with its terms.

     6. THIS AMENDMENT (INCLUDING, BUT NOT  LIMITED
TO,  THE  VALIDITY  AND  ENFORCEABILITY HEREOF)  SHALL
GOVERNED BY , AND CONSTRUED IN ACCORDANCE WITH, THE LAWS  OF
THE  STATE  OF TEXAS, OTHER THAN THE  CONFLICT OF LAWS  RULES
THEREOF.

      7. This Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.



        [SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of September 25, 1997.

COMPANY:                      ENSERCH EXPLORATION, INC.


              By:___________________________
              Name: ________________________
              Title: _________________________



LENDER ADN ADMINISTRATIVE AGENT,   THE CHASE MANHATAN BANK
SYNDICATION AGENT AND
AUCTION AGENT:
              By:___________________________
              Name: ________________________
              Title:_________________________


LENDER AND DOCUMENTATION      CITIBANK, N.A.
AGENT:

              By:___________________________
              Name: ________________________
              Title:_________________________


LENDERS:                      THE BANK OF NEW YORK


              By:___________________________
              Name: ________________________
              Title:_________________________


              THE BANK OF NOVA SCOTIA


              By:___________________________
              Name: ________________________
              Title:_________________________

              BANKERS TRUST COMPANY

              By:___________________________
              Name: ________________________
              Title:_________________________



              CANADIAN IMPERIAL BANK OF
              COMMERCE


              By:___________________________
              Name: ________________________
              Title:_________________________


              THE FIRST NATIONAL BANK OF
              CHICAGO


              By:___________________________
              Name: ________________________
              Title:_________________________


              NATIONSBANK OF TEXAS, N.A.


              By:___________________________
              Name: ________________________
              Title:_________________________


              ROYAL BANK OF CANADA


              By:___________________________
              Name: ________________________
              Title:_________________________


              CAISSE NATIONALE DE CREDIT
              AGRICOLE

              By:___________________________
              Name: ________________________
              Title:_________________________

              THE FUJI BANK, LTD.


              By:___________________________
              Name: ________________________
              Title:_________________________


              THE INDUSTRIAL BANK OF JAPAN
              TRUST COMPANY


              By:___________________________
              Name: ________________________
              Title:_________________________


              THE LONG-TERM CREDIT BANK OF
              JAPAN, LTD.


              By:___________________________
              Name: ________________________
              Title:_________________________


              MELLON BANK, N.A.


              By:___________________________
              Name: ________________________
              Title:_________________________


              THE SANWA BANK, LIMITED


              By:___________________________
              Name: ________________________
              Title:_________________________


              TORONTO DOMINION (TEXAS), INC.


              By:___________________________
              Name: ________________________
              Title:_________________________

              UNION BANK OF SWITZERLAND
              HOUSTON AGENCY

              By:___________________________
              Name: ________________________
              Title:_________________________



              By:___________________________
              Name: ________________________
              Title:_________________________


              THE  BANK OF TOKYO-MITSUBISHI, LTD.

                     FOURTH AMENDMENT TO CREDIT AGREEMENT

     THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is among:
ENSERCH EXPLORATION, INC., a corporation formed under the laws of the State of Texas (the "Company"); each of the Lenders (as defined in the Credit Agreement as hereafter defined) that is a signatory hereto; THE CHASE MANHATTAN BANK, a New York banking corporation (in its individual capacity, "Chase"), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent"); as auction agent for the Lenders (in such capacity, together with its successors in such capacity, the "Auction Agent"); and as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the "Syndication Agent"); CITIBANK, N.A., a national banking association (in its individual capacity, "Citibank") and as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the "Documentation Agent"); and the Bank of New York, The Bank of Nova Scotia, Bankers Trust Company, Canadian Imperial Bank of Commerce, The First National Bank of Chicago, NationsBank of Texas, N.A. and Royal Bank of Canada as co-agents (in such capacity, together with their successors in such capacity, the "Co-Agents").


                                    RECITALS
                                    --------

     A. The Company, the Agents, and the Lenders have entered into the certain Credit Agreement dated as of May 1, 1995 (the "Original Credit Agreement"), as amended by the First Amendment to the Credit Agreement dated as of September 16, 1996 (the "First Amendment") further amended by the Second Amendment to Credit Agreement dated as of June 27, 1997 (the "Second Amendment") and further amended by the Third Amendment to Credit Agreement dated as of September 25, 1997 (the "Third Amendment"), pursuant to which the Lenders have agreed to make certain loans and extensions of credit to the Company upon the terms and conditions as provided therein (the Original Credit Agreement, the First Amendment, the Second Amendment and the Third Amendment are collectively hereinafter referred to as the "Credit Agreement"); and

     B. The Company, the Agents, and the Lenders now desire to make certain amendments to the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration and the mutual benefits, covenants and agreements herein expressed, the parties hereto now agree as follows:

     1. All capitalized terms used in this Amendment and not otherwise defined herein shall have the meaning ascribed to such terms in the Credit Agreement.

     2. The following definitions in Section 1.02 of the Credit Agreement are amended and restated in their entirety to read as follows:

     "Special Entity" shall mean any joint venture, limited liability company, general or limited partnership or any other type of partnership or company in which the Company one or more of its other Subsidiaries is a member, owner, partner or joint venturer and owns, directly or indirectly, at least a majority of the equity of such entity.

     "Consolidated Subsidiaries" shall mean each Subsidiary and Special Entity (whether now existing or hereafter created or acquired) the financial statements of which shall be (or should have been) consolidated with the financial statements of the Company in accordance with GAAP.

     3. Section 7.01 of the Credit Agreement is deleted in its entirety and replaced with the following:

          Section 7.01 Existence. Each of the Company and each Designated Subsidiary and each Subsidiary Guarantor: (i) is a corporation, association or other business entity duly organized, legally existing and in good standing under the laws of the jurisdiction of its incorporation or formation; (ii) has all requisite power, and has all material governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or proposed to be conducted; and (iii) is qualified to do business in all jurisdictions in which the nature of the business conducted by it makes such qualification necessary and where failure so to qualify would have a Material Adverse Effect.

     4. Section 1.02 of the Credit Agreement is hereby supplemented, where alphabetically appropriate, with the addition of the following:

     "Fourth Amendment" shall mean that certain Fourth Amendment to Credit Agreement and dated as of December 15, 1997, among the Company, the Administrative Agent, the Auction Agent, the Syndication Agent, the Documentation Agent and the Lenders.

     "December 1997 Transaction" shall mean the transaction, effected in December 1997, pursuant to which (i) the Company formed a wholly-owned limited liability company (the "LLC") and contributed certain assets of the Company (the "LLC Assets") in exchange for membership interest of the LLC,
     (ii) a limited partnership (the "LP") was formed by the contribution of (a) the LLC Assets to the LP in exchange for all of the limited partnership interests (constituting 99% of the voting power of the LP) and (b) certain assets of the Company in exchange for all of the general partnership interests in the LP (constituting 1% of the voting power of the LP).

     5. For purposes of Section 9.10 of the Credit Agreement, the December
1997 Transaction shall be deemed to be in the ordinary course of business of all relevant parties.

     6. This Amendment shall become binding on the Lenders when, and only when, the Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent or its counsel:

          (a) counterparts of this Amendment executed by the Company, the Agent and the Majority Lenders;

          (b) the Amended and Restated Guaranty Agreement executed by the Company;

          (c) the Subsidiary Guaranty Agreement executed by each Subsidiary Guarantor that is a party thereto;

          (d) a certificate of the Secretary or an Assistant Secretary of the Company and the Manager/General Partner of each Subsidiary Guarantor in accordance with Section 8.08(a) of the Credit Agreement;

          (e) an opinion of counsel to each Subsidiary Guarantor that is a party to a Subsidiary Guaranty Agreement, substantially in the form of Exhibit N to the Credit Agreement; and

          (f) such other documents as it or its counsel may reasonably request.

     7. The parties hereto hereby acknowledge and agree that, except as specifically supplemented and amended, changed or modified hereby, the Credit Agreement shall remain in full force and effect in accordance with its terms.

     8. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY , AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS, OTHER THAN THE CONFLICT OF LAWS RULES THEREOF.

     9. This Amendment may be executed in two or more counterparts. and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.


                        [SIGNATURES BEGIN ON NEXT PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of December 15, 1997.


COMPANY:                                ENSERCH EXPLORATION, INC.


                                        By: /s/ J. T. LERRY
                                           ----------------------------------
                                        Name:   J. T Lerry
                                             --------------------------------
                                        Title:  V.P.-Finance & Treasurer
                                              -------------------------------


LENDER AND ADMINISTRATIVE AGENT,        THE CHASE MANHATAN BANK
SYNDICATION AGENT AND
AUCTION AGENT:


                                        By: /s/ PETER M. LING
                                           ----------------------------------
                                        Name:   Peter M. Ling
                                             --------------------------------
                                        Title:  Vice President
                                              -------------------------------


LENDER AND DOCUMENTATION AGENT:         CITIBANK, N.A.


                                        By: /s/ MARK PACKARD
                                           ----------------------------------
                                        Name:   Mark Stanfield Packard
                                             --------------------------------
                                        Title:  Assistant Vice President
                                              -------------------------------


LENDERS:                                THE BANK OF NEW YORK


                                        By: /s/ RAYMOND J. PALMER
                                           ----------------------------------
                                        Name:   Raymond J. Palmer
                                             --------------------------------
                                        Title:  Vice President
                                              -------------------------------


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ W.C.H. ASHBY
                                           ----------------------------------
                                        Name:   W.C.H. Ashby
                                             --------------------------------
                                        Title: Senior Manager Loan Operations
                                              -------------------------------

                                        BANKERS TRUST COMPANY


                                        By: /s/ MARCUS M. TARKINGTON
                                           ----------------------------------
                                        Name:   Marcus M. Tarkington
                                             --------------------------------
                                        Title:  Vice President
                                              -------------------------------


                                        CANADIAN IMPERIAL BANK OF COMMERCE


                                        By: /s/ [ILLEGIBLE]
                                           ----------------------------------
                                        Name:   ILLEGIBLE
                                             --------------------------------
                                        Title:  Authorized Signatory
                                              -------------------------------


                                        THE FIRST NATIONAL BANK OF CHICAGO


                                        By: /s/ GAIL [?] SCANNELL
                                           ----------------------------------
                                        Name:   Gail [?] Scannell
                                             --------------------------------
                                        Title:  Assistant Vice President
                                              -------------------------------


                                        NATIONSBANK OF TEXAS, N.A.


                                        By: /s/ DALE T. WILSON
                                           ----------------------------------
                                        Name:   Dale T. Wilson
                                             --------------------------------
                                        Title:  Vice President
                                              -------------------------------


                                        ROYAL BANK OF CANADA


                                        By: /s/ [?] J. BENARD
                                           ----------------------------------
                                        Name:   [?] J. Benard
                                             --------------------------------
                                        Title:  Senior Manager
                                              -------------------------------


                                        CAISSE NATIONALE DE CREDIT AGRICOLE


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        CREDIT AGRICOLE INDOSUEZ


                                        By: /s/ DAVID [???????]
                                           ----------------------------------
                                        Name:   David [???????]
                                             --------------------------------
                                        Title:  Head of Corporate Banking
                                                        Chicago
                                              -------------------------------


                                        By: /s/ W. LEROY STARTZ
                                           ----------------------------------
                                        Name:   W. Leroy Startz
                                             --------------------------------
                                        Title:  First Vice President
                                              -------------------------------

                                        THE FUJI BANK, LTD.


                                        By: /s/ YOSHIAKI INOUE
                                           ----------------------------------
                                        Name:   Yoshiaki Inoue
                                             --------------------------------
                                        Title:  Vice President & Manager
                                              -------------------------------


                                        THE INDUSTRIAL BANK OF JAPAN TRUST
                                        COMPANY


                                        By: /s/ KAZUTOSHI KUWAHARA
                                           ----------------------------------
                                        Name:   Kazutoshi Kuwahara
                                             --------------------------------
                                        Title:  Executive Vice President
                                                The Industrial Bank of Japan,
                                                Limited, Houston Office
                                                (Authorized Representative)
                                              -------------------------------


                                        THE LONG-TERM CREDIT BANK OF JAPAN


                                        By: /s/ SADAO MURAOKA
                                           ----------------------------------
                                        Name:   Sadao Muraoka
                                             --------------------------------
                                        Title:  Head of Southwest Region
                                              -------------------------------


                                        MELLON BANK, N.A.


                                        By: /s/ BRAD S. MILLER
                                           ----------------------------------
                                        Name:   Brad S. Miller
                                             --------------------------------
                                        Title:  Assistant Vice President
                                              -------------------------------


                                        THE SANWA BANK, LIMITED


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        TORONTO DOMINION (TEXAS), INC.


                                        By: /s/ JIMMY SIMIEN
                                           ----------------------------------
                                        Name:   Jimmy Simien
                                             --------------------------------
                                        Title:  V.P.
                                              -------------------------------

                                        UNION BANK OF SWITZERLAND
                                        HOUSTON AGENCY


                                        By: /s/ DAN O. BOYLE
                                           ----------------------------------
                                        Name:   Dan O. Boyle
                                             --------------------------------
                                        Title:  Managing Director
                                              -------------------------------


                                        By: /s/ J. FINLEY BIGGERSTAFF
                                           ----------------------------------
                                        Name:   J. Finley Biggerstaff
                                             --------------------------------
                                        Title:  Assistant Vice President
                                              -------------------------------


                                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                                        By: /s/ MICHAEL G. WEISS
                                           ----------------------------------
                                        Name:   Michael G. Weiss
                                             --------------------------------
                                        Title:  Vice President
                                              -------------------------------


                                        DRESDNER BANK AG NEW YORK AND
                                        GRAND CAYMAN BRANCHES


                                        By:
                                           ----------------------------------
                                        Name:
                                             --------------------------------
                                        Title:
                                              -------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ PHILIPPE SOUSTRA
                                           ----------------------------------
                                        Name:   Philippe Soustra
                                             --------------------------------
                                        Title:  Senior Vice President
                                              -------------------------------